SCHEDULE 14A INFORMATION

                  Consent Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential for use by Commission only
         (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Aris Industries, Inc.
                     ---------------------------------------
                     Name of Registrant Specified in Charter

                              Aris Industries, Inc.
                     ---------------------------------------
                      Name of Person Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)      Title of each class of securities to which transaction applies:
                ----------------------------------------------------------------

        2)      Aggregate number of securities to which transaction applies:
                ----------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
                ----------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:         ____________________

        2)      Form, Schedule or
                 Registration Statement No.:    ____________________

        3)      Filing Party:                   ____________________

        4)      Date Filed:                     ____________________

                             ARIS INDUSTRIES, INC.

                                 1411 BROADWAY
                            NEW YORK, NEW YORK 10018
                                ---------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 1999
                                ---------------

To the Stockholders of Aris Industries, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Aris Industries, Inc. ("Aris" or the "Company") will be held on June 17, 1999, at 10:00 A.M., New York City time, at The Chase Manhattan Bank, 270 Park Avenue, 49th Floor, Room A, New York, NY 10017, for the following purposes:

          1. Electing six members of the Board of Directors for a one year term.

          2. Approving an amendment to the Company's 1993 Stock Incentive Plan to increase the number of options that may be granted under the Plan from 3,500,000 to 7,000,000.

          3. Approving an amendment to the Company's certificate of incorporation to increase the number of shares of common stock that the Company may issue from 50,000,000 to 100,000,000.

          4. Approving the reincorporation of the Company from New York to Delaware, and changing the Company's name to "Lifestyle Apparel Group, Ltd."

          5. Transacting such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Company's Board of Directors has fixed the close of business on May 17, 1999 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                                             By Order of the Board of Directors,


                                             Paul Spector
                                             Secretary

New York, New York
May 19, 1999

              IMPORTANT--PLEASE SIGN AND MAIL YOUR PROXY PROMPTLY.

          TO ASSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE
         ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE PROXY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                             ARIS INDUSTRIES, INC.

                                 1411 BROADWAY
                            NEW YORK, NEW YORK 10018
                                ---------------
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 1999
                                ---------------

                              GENERAL INFORMATION

     This Proxy Statement is being furnished to holders of common stock, par value $0.01 per share (the "Common Stock") and Series A Preferred Stock, $0.01 par value per share (the "Preferred Stock"), of Aris Industries, Inc., a New York corporation (the "Company" or "Aris") in connection with the solicitation of proxies by the Company's board of directors to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") scheduled for June 17, 1999 at 10:00 A.M., New York City time, at The Chase Manhattan Bank, 270 Park Avenue, 49th Floor, Room A, New York, NY 10017, and at any and all adjournments thereof. This Proxy Statement, the enclosed Notice of Annual Meeting of Stockholders and the enclosed form of proxy are first being mailed or given on or about May 19, 1999 to holders of record of the Company's Common Stock and Preferred Stock as of the close of business on May 17, 1999.

     Stockholders of the Company are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, it is important that you complete the enclosed proxy card and sign, date and return it as promptly as possible in the envelope enclosed for that purpose. Stockholders giving a proxy may revoke it by notice in writing delivered to the Secretary of the Company or by delivering a later dated proxy to the Secretary of the Company, in either case, at any time before it is exercised, or by attending the Meeting and voting. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person.

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of the Company, none of whom will be specially compensated for such activities. The Company also intends to request that brokers, banks and other nominees solicit proxies from their principals, and the Company will, upon request, pay such brokers', banks' and other nominees' reasonable expenses incurred by them for such activities.

     The Company's principal executive offices are located at 1411 Broadway, New York, New York 10018 and its telephone number is (212) 642-4300.


VOTING RIGHTS

     Each share of Common Stock is entitled to one vote and each share of the Company's outstanding Preferred Stock is entitled to ten votes per share on all matters to be voted upon at the Annual Meeting. There is no cumulative voting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. On matters brought before the Annual Meeting as to which a choice has been specified by stockholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the six nominees for the Board of Directors listed in this Proxy Statement and FOR the proposals to (i) increase the number of options that may be granted under the Company's 1993 Stock Option Plan (the "Plan") from 3,500,000 to 7,000,000, (ii) increase the number of shares of common stock that may be issued by the Company from 50,000,000 to 100,000,000, and (iii) reincorporate in Delaware under the name "Lifestyle Apparel Group, Ltd." Other business, if any, brought before the Annual Meeting shall be voted by the persons designated to vote the proxies as they, in their discretion, determine. The Simon Group, LLC and Apollo Aris Partners, L.P. ("Apollo"), which beneficially own approximately 63.4% and 23% of the Company's outstanding voting shares, respectfully, each intend to vote all of their shares in favor of each proposal. Such persons, in the aggregate, beneficially own a sufficient number of voting shares to approve each of the Proposals.

     The Company will appoint inspectors of election who will tally votes of those attending the Annual Meeting or voting by proxy. Abstentions and non-votes will not be counted towards the requirement of a plurality or a majority of those votes present.

     Only stockholders of record as of the close of business on May 17, 1999 are entitled to vote at the Annual Meeting. At that date, the Company had outstanding and entitled to vote 46,043,370 shares of Common Stock held by approximately 4,021 stockholders of record and 2,605,903 shares of Preferred Stock held by three shareholders of record, each of which is entitled to 10 votes per share. For information regarding the current ownership of the Common Stock and Preferred Stock by its principal stockholders and management, see "Security Ownership of Certain Beneficial Owners and Management" herein.

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 as filed with the Securities and Exchange Commission (the "SEC") accompanies this Proxy Statement as the Company's Annual Report to Stockholders for such fiscal year.


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Aris' Board of Directors (the "Board" or the "Board of Directors") currently consists of five members, although the Board will be expanded to six members as of the Meeting. Directors are elected by the vote of the Company's stockholders at the Company's Annual Meeting of Stockholders to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify, provided that vacancies occurring in the Board of Directors may be filled by vote of the directors.

     The names, principal occupations (currently and for at least the preceding five years) and other information concerning nominees proposed for election to the Board of Directors are presented below. All of the nominees (other than Mr. Weiner) are currently directors of Aris. Proxies will be voted for all such nominees, unless marked to the contrary.

     Aris believes that each nominee will serve as a director, but should any such nominee be unable to serve as a director or withdraws from nomination, proxies will be voted for the election of such substitute nominee as the Board of Directors may propose.


NOMINEES FOR ELECTION AS DIRECTORS

     Set forth below are the name, age and principal occupation of the six nominees for election to the Board of Directors of the Company, their business experience during the last five years and the year each was first elected a director of the Company.

     NAME                AGE                 POSITION
     ----                ---                 --------

Arnold H. Simon          52        Director, Chairman and Chief Executive
                                   Officer of the Company since
                                   February 26, 1999.

David Fidlon             56        Director of the Company and Executive
                                   Vice President and Chief Operating
                                   Officer of the Company and its
                                   subsidiaries since February 26, 1999.
                                   President of the Company since April 12,
                                   1999.

Robert A. Katz           32        Director since 1993.

Debra Simon              42        Director since March 18, 1999.

Howard Schneider         70        Director since March 18, 1999.

Mark S. Weiner           44        Nominee

     ARNOLD H. SIMON, 52, became Chairman of the Board of Directors and Chief Executive Officer of the Company, ECI and ECI Sportswear on February 26, 1999. From 1985 until December 1997, Mr. Simon was president of Rio Sportswear, Inc., and from 1994 until December 1997, he was President, Chief Executive Officer and a Director of Designer Holdings Ltd., which he founded. Mr. Simon has an aggregate of 30 years of experience in the apparel industry. Mr. Simon is the Managing Member of The Simon Group and has sole voting and investment power with respect to the shares of the Company owned by The Simon Group. Mr. Simon currently owns a majority of the membership interests in the Simon Group. Mr. Simon is married to Debra Simon.

     DAVID FIDLON, 56, became a Director of the Company and Executive Vice President and Chief Operating Officer of the Company and its subsidiaries on February 26, 1999. On April 12, 1999, he was appointed President of the Company. From January 1998 until February 26, 1999, he was a consultant to A.S. Enterprises, Inc., a private company owned by Mr. Simon. Mr. Fidlon was Senior Vice-President and Controller of Designer Holdings Ltd. from June 1995 until December 1997, and was Chief Accounting Officer from January 22, 1996 until December 1997. From June 1994 until June 1995, Mr. Fidlon was Director of Compliance and Financial Reporting for Ellen Tracy, Inc. From 1989 until 1994, Mr. Fidlon was Senior Manager and Audit Compliance Manager at Weidenbaum Ryder and Co., Accountants and Auditors. Mr. Fidlon owns approximately 1.8% of the membership interests of The Simon Group.

     ROBERT A. KATZ, 32, has been a Director of the Company since June 1993. Mr. Katz is an officer of Apollo Advisors, L.P. and of Lion Advisors, L.P., with which he has been associated with since 1990. Mr. Katz is also a director of Vail Resorts, Inc., Alliance Imaging, Inc. and MTL, Inc.

     DEBRA SIMON, 42, became a Director of the Company on March 18, 1999. Ms. Simon was Executive Vice-President and a Director of Designer Holdings Ltd. from March 1994 until December 1997, and was Vice-President of Rio Sportswear, Inc. from 1985 until 1997. Ms. Simon is the wife of Arnold H. Simon.

     HOWARD SCHNEIDER, 70, became a Director of the Company on March 18, 1999. Mr. Schneider has been engaged as a Certified Public Accountant with the firm Schneider, Schechter & Yoss, an accounting firm based in Lake Success, New York, for the past 30 years. Mr. Schneider performs accounting services for The Simon Group and Mr. and Ms. Simon personally.

     MARK S. WEINER, 44, is currently, and for more than the past five years has been, president of Financial Innovations, Inc., a private marketing and merchandising company. Mr. Weiner was deputy treasurer of the Democratic National Committee from 1989 to 1993 and currently serves as treasurer of the Democratic National Governors Association.

     John J. Hannan, Edward M. Yorke and David N. Schreiber were Directors of the Company until February 26, 1999, when they resigned effective on the closing of the Simon Purchase Transaction. Effective March 29, 1999, the Company terminated the employment of Charles Ramat. Thereafter, Mr. Ramat resigned as a director of the Company.

     THE BOARD RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE. ASSUMING THE PRESENCE OF A QUORUM, THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST IS NECESSARY FOR THE ELECTION OF DIRECTORS.

SHAREHOLDERS AGREEMENTS

     At the closing of the Simon Purchase Transaction on February 26, 1999, the Company, The Simon Group, Apollo and Charles S. Ramat entered into a Shareholder Agreement (the "1999 Shareholders Agreement") pursuant to which, among other things, the parties agreed to vote their shares of the Company's common and preferred stock for the designees as Directors of the Company nominated by The Simon Group, provided that such nominations must include one individual nominated by Apollo (so long as Apollo beneficially owns at least 50% of the shares of Common Stock beneficially owned by it on such closing). Pursuant to the 1999 Shareholders Agreement, Arnold Simon, David Fidlon, Debra Simon and Howard Schneider were designated by The Simon Group Directors of the Company. Prior to the closing of the Simon Purchase Transaction, none of Arnold Simon, Debra Simon, David Fidlon or Howard Schneider was a Director of, or held any position, with the Company or any of its subsidiaries.

     The Shareholders Agreement entered into June 30, 1993 between the Company, Apollo, Charles S. Ramat and certain other non-Apollo subject shareholders, which had provided for certain agreements as to election of directors of the Company, terminated by its terms upon the closing of the Simon Purchase Transaction.

BOARD MEETINGS AND COMMITTEES

     The Board held four meetings during the fiscal year ended December 31, 1998. Mr. Katz, the only current director who was a director during 1998, attended at least 75% of the Board Meetings held in 1998.

     The Board's Audit Committee during the fiscal year ended December 31, 1998 consisted of Messrs. Katz and Schreiber. The Audit Committee was charged with reviewing matters relating to the annual consolidated financial statements prepared by the Company's management and audited by the independent auditors, reviewing interim financial statements and evaluating internal controls and systems established by the Company. The Audit Committee met once during the 1998 fiscal year.

     The Board's Compensation and Stock Option Committee during the fiscal year ended December 31, 1998 consisted of Messrs. Hannan, Yorke and Katz. The Compensation and Stock Option Committee was charged with reviewing and making determinations with respect to compensation to be paid to officers and other employees of the Company and with administering and making determinations under the Company's stock option plan. The Compensation and Stock Option Committee met twice during the 1998 fiscal year.

     On April 12, 1999, the Board established an Executive Committee which is vested with all of the powers of the Board that may be delegated to such a Committee under the New York Business Corporation Law ("BCL") and the Company's by-laws and is empowered to take such action as is necessary and proper between Board meetings. The Executive Committee has also been granted the authority to administer the 1993 Stock Option Plan. The current members of the Committee are Mr. Simon and Mr. Katz.

EXECUTIVE OFFICERS

     Set forth below are the name, age and principal occupation of executive officers of the Company who are not directors, their positions with the Company and their business experience during the last five years. Officers of the Company serve at the pleasure of the Board of Directors of the Company.

     NAME                AGE                     POSITION
     ----                ---                     --------

Paul Spector             56        Senior Vice President, Chief Financial
                                   Officer, Treasurer and Secretary

Vincent F. Caputo        44        Vice President, Assistant Treasurer and
                                   Assistant Secretary

     PAUL SPECTOR, 56, has been Senior Vice President and Chief Financial Officer of the Company since May 1992 and Treasurer and Secretary of the Company since August 1991. From 1986 until May 1992, Mr. Spector was Vice President of the Company and from 1983 until August 1991 Mr. Spector was Controller of the Company.

     VINCENT F. CAPUTO, 44, has been Vice President, Assistant Treasurer and Assistant Secretary of the Company since May 1992. From April 1988 until May 1992, Mr. Caputo was Director of Taxes for the Company.

EXECUTIVE COMPENSATION

     The following table presents the compensation paid, on a cash basis, to the Chief Executive Officer of the Company and the one other executive officer of the Company as of December 31, 1998 who received compensation in excess of $100,000.

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                           ----------------
                                                  ANNUAL COMPENSATION         SECURITIES
NAME AND PRINCIPAL                 FISCAL         -------------------      UNDERLYING STOCK     ALL OTHER
     POSITION                      YEAR (1)    SALARY ($)     BONUS ($)       OPTIONS (#)      COMPENSATION
------------------                 --------    ----------    -----------   ----------------    ------------
Charles S. Ramat, ................   1998       $579,842     $250,636(2)         -0-            $155,914(3)
President,                           1997       $562,754     $227,871(4)      750,000(5)        $ 46,649(6)
Chairman and Chief                   1996       $500,207     $759,949(7)      152,500(8)        $  1,500(9)
Executive Officer(10)

Paul Spector, ....................   1998       $140,000     $ 20,775             -0-                -0-
Senior Vice President and            1997       $140,000     $ 30,500          15,000(5)             -0-
Chief Financial Officer              1996       $125,000        -0-            15,000(8)        $  1,500(9)

---------------
(1) In this Summary Compensation Table, the 1998 fiscal year consists of the twelve months ended December 31, 1998; the 1997 fiscal year consists of the twelve months ended December 31, 1997; and the 1996 fiscal year consists of the eleven months ended December 31, 1996.

(2) Includes (i) payments during 1998 of the one-time non-recurring success bonus earned for the 1996 fiscal year with respect to the sale of the Company's Perry Manufacturing Company subsidiary ("Perry") on September 30, 1996; and (ii) bonus based upon achievement of performance targets of the Company and its subsidiaries in 1997. See "Employment Agreements."

(3) Includes portion of bonus (50%) earned for the 1995 fiscal year, which pursuant to Mr. Ramat's Employment Agent with the Company, was paid three years after completion of such fiscal year (that is, during 1998) contingent on the market value of the Common Stock at such later time. See "Employment Agreements."

(4) Includes monthly installments paid during fiscal 1997 of the one-time non-recurring success bonus earned for the 1996 fiscal year with respect to the sale of Perry on September 30, 1996. Also includes Mr. Ramat's bonus for services on behalf of ECI for the 1997 fiscal year.

(5) These options were granted on August 28, 1997 under the Company's 1993 Incentive Stock Option Plan and were to have vested eight years from the date of grant, subject to accelerated vesting in the event of certain refinancings of the Company's secured indebtedness. In accordance with the terms of such Plan, these options vested on the closing date of the Simon Purchase Transaction due to the change in control of the Company.

(6) Includes portion of bonus (50%) earned for the 1994 fiscal year, which pursuant to Mr. Ramat's Executive Employment Agreement with the Company, was paid three years after completion of such fiscal year (that is, during 1997) contingent on the market value of the Common Stock at such later time. See "Employment Agreements."

(7) Includes one-time non-recurring success bonus earned for the 1996 fiscal year with respect to the sale of Perry on September 30, 1996, 50% of which is to be paid in cash upon completion of such fiscal year, with the other 50% to be paid in 36 equal monthly installments, commencing after completion of the 1996 fiscal year. Also includes Mr. Ramat's bonus for services on behalf of ECI for the twelve month period February 4, 1996 through January 31, 1997.

(8) These options were granted in December, 1996 under the Company's 1993 Stock Incentive Plan with respect to shares of the Common Stock and were to have vested in three equal annual installments. In accordance with the terms of the Plan, these options, to the extent not already vested, vested on the closing date of the Simon Purchase Transaction due to the change in control of the Company.

(9) Includes amounts paid as matching contributions by the Company under its 401(k) plan.

(10) Effective with the Closing of the Simon Purchase Transaction, Mr. Ramat relinquished the position of Chairman and Chief Executive Officer. Effective March 29, 1999, the Company terminated Mr. Ramat's employment. As a result, he received a severance payment of $2,400,716.

STOCK OPTION PLAN AND STOCK OPTIONS

1993 STOCK INCENTIVE PLAN

     On June 30, 1993, the Company's 1993 Stock Incentive Plan was adopted (the "1993 Stock Incentive Plan"). The 1993 Stock Incentive Plan authorizes the Company's Board of Directors (or a committee thereof), to award to employees and directors of, and consultants to, the Company and its subsidiaries (i) options to acquire Common Stock of the Company at prices determined when the options are granted, (ii) stock appreciation rights (entitling the holder to a payment equal to the appreciation in market value of a specified number of shares of Common Stock over a specified period), (iii) restricted shares of Common Stock whose vesting is subject to terms and conditions specified at the time of grant, and
(iv) performance shares of Common Stock that are granted upon achievement of specified performance goals. Options granted pursuant to the 1993 Stock Incentive Plan may be either "incentive stock options" within the meaning of
Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. As originally adopted on June 30, 1993, a maximum of 1,200,000 shares of Common Stock can be covered by awards under the 1993 Stock Incentive Plan. On August 28, 1997, the Board of Directors of the Company approved an amendment to the 1993 Stock Incentive Plan to increase to 2,500,000 the maximum number of shares of Common Stock which can be covered by awards under the Plan; on April 6, 1998, the Board approved a further amendment to the 1993 Stock Incentive Plan to increase to 3,500,000 the maximum number of shares of Common Stock which can be covered by awards under the Plan. The amendment increasing such maximum to 3,500,000 shares was approved by the shareholders of the Company at the Annual Meeting of Stockholders held on July 9, 1998. On April 12, 1999, the Board of Directors approved an amendment increasing the number of options that may be granted under the Plan to 7,000,000. Shareholders are being asked to approve such amendment at the Annual Meeting.

     The 1993 Stock Incentive Plan provides that any shares subject to an option under the Plan which terminate, are canceled or expire without being exercised may again be subjected to an option under that plan, subject to the earlier termination of that plan.

     As at May 3, 1999, options to purchase 1,666,000 shares of Common Stock (excluding 1,000,000 options that may be due to the Company's former chairman under his retention agreement) were outstanding under the 1993 Stock Incentive Plan, all of which were vested as of such date.

OPTION GRANTS

     There were no grants of stock options to the Chief Executive Officer or any other executive officer of the Company during Fiscal Year 1998. The Company has not granted any stock appreciation rights.

EXERCISED/UNEXERCISED STOCK OPTIONS

     The following table sets forth, with respect to the named Executive Officers of the Company, the fiscal year-end value as at December 31, 1998 of unexercised options, as well as options exercised by such executive officers during the 1998 Fiscal Year. All options referred to below were granted under the 1993 Stock Incentive Plan.


                                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                                      AND FY-END OPTION VALUES

                               SHARES                  NUMBER OF SECURITIES
                              ACQUIRED      VALUE     UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                             ON EXERCISE   REALIZED    OPTIONS AT FY-END (#)      IN-THE-MONEY OPTIONS AT FY-END($)
     NAME                        (#)         ($)     EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
     ----                    -----------   --------  -------------------------    ---------------------------------

Charles S. Ramat ............    -0-          -0-         450,833/800,834                 $220,391/42,892

Paul Spector ................  10,000       $8,400         50,000/ 20,000                 $ 22,188/ 4,219

Vincent Caputo ..............   1,667       $1,400          5,000/  1,666                 $  2,219/ 1,405

---------------

(1) All such options become exercisable on the closing of the Simon Purchase Transaction in accordance with the terms of the Plan.

(2) The value of unexercised in-the-money options was calculated by determining the difference between the closing price of the Company's common stock on December 31, 1998 and the exercise price of the options.

COMPENSATION OF DIRECTORS

     During the twelve months ended December 31, 1998, each Director (other than the former chief executive officer) received director's fees at the rate of $18,000 per annum. Each of these directors was also entitled to receive reimbursement for expenses incurred in attending meetings of the Board or committees thereof on which they serve. In addition, outside directors were entitled to receive $500 per meeting of the Committees of the Board to which they are assigned.

EMPLOYMENT AGREEMENTS

     Charles S. Ramat was employed pursuant to an Executive Employment Agreement dated as of February 1, 1988, as amended ("Ramat Agreement"). The term of the Ramat Agreement was scheduled to expire on December 31, 2001.

     Mr. Ramat was entitled to receive a base salary of $500,000 per year (subject to an annual increase in an amount equal to the proportionate annual increase in the Consumer Price Index All Items), which annual increases resulted in a base salary of $579,842 for 1998.

     The Ramat Agreement was amended on August 28, 1997 to provide that for the fiscal year commencing January 1, 1998, and each subsequent fiscal year during the term of the Ramat Agreement, Mr. Ramat would be entitled to a cash bonus based upon achievement of performance targets of the Company and its subsidiaries set annually in advance of each such fiscal year by mutual agreement. For the fiscal year commencing January 1, 1998, Mr. Ramat's cash bonus was computed as the sum of the following percentages of the combined net income of ECI and ECI Sportswear, computed prior to the provisions for taxes, for payment of management fees to the Company, or for payment of any bonuses to executives: 10% of such income in excess of $4,500,000 and up to $6,000,000 and 20% of such income in excess of $6,000,000 and up to $8,000,000.

     Mr. Ramat was also entitled to participate, at the Company's expense, in all insurance and medical plans of the Company available to its most senior employees, was entitled to reimbursement for business and entertainment expenses and an allowance of $500 per month towards a leased automobile, and was entitled to receive, upon his death or total disability, 150% of his annual base salary.

     The Ramat Agreement was subject, at the Company's option, to termination only for cause upon 90 days' written notice if Mr. Ramat has been convicted of any material act of fraud, misappropriation, embezzlement, disloyalty, dishonesty or breach of trust against the Company or any of its subsidiaries or affiliated companies.

     The Ramat Agreement provides for indemnification by the Company for all claims relating to Mr. Ramat's service as an officer and director of the Company, and for advancement of expenses, except in those circumstances where indemnification would be precluded by Section 721 of the New York Business Corporation Law ("BCL") and requires that during the term of his employment thereunder, (a) the Company's Certificate of Incorporation and/or By-Laws (as required by law) must contain the provisions required by the BCL to provide for indemnification of officers and directors to the fullest extent set forth in BCL
Section 721 and to provide for the limitation of liability of directors to the fullest extent set forth in Section 402(b) of the BCL, and (b) the Company must maintain in full force and effect directors and officers liability insurance, to the extent available, providing coverage comparable to the insurance policy the Company had in effect on August 2, 1991.

     The Ramat Agreement provided for payments equal to 299% of Mr. Ramat's average cash compensation (other than compensation earned with respect to a bonus payable to Mr. Ramat in connection with the Company's sale of its Perry manufacturing business) for the prior five years if his employment was terminated without cause, or if he terminated his employment for Good Reason (as defined in the Ramat Agreement).

     In connection with the Simon Purchase Transaction, the Company and Mr. Ramat entered into a Retention Agreement dated February 18, 1999 (the "Retention Agreement") which further amended the Ramat Agreement by, among other things,
(i) fixing the dollar amount of the severance payment to be provided to Mr. Ramat upon termination of employment at $2,400,716 (the "Severance Payment"),
(ii) providing for the Severance Payment in the event Mr. Ramat's employment with the Company terminates for any reason whatsoever, during the period commencing on the date the Retention Agreement was executed and ending 13 months following the closing date of the Simon Purchase Transaction, (iii) providing that the Company would grant to Mr. Ramat additional options under the 1993 Stock Incentive Plan for 1,000,000 shares of Common Stock at an exercise price of $0.48 per share, (iv) providing, consistent with the 1993 Stock Incentive Plan, that all prior options granted to Mr. Ramat under the 1993 Stock Incentive Plan, to the extent not already vested, shall vest and become exercisable on the closing of the Simon Purchase Transaction, and (v) all new and prior options granted to Mr. Ramat under the 1993 Stock Incentive Plan will survive and remain exercisable for a period of two (2) years following termination of employment (except that this period shall be one-year in the event of death, total disability or termination by Mr. Ramat without Good Reason and this period shall be three (3) months in the event of termination by the Company for Cause, or in the case of the new options only, expiration and non-renewal of the term of the Ramat Agreement), but in no event in excess of the original term of the option.

     Effective March 29, 1999, the Company terminated Mr. Ramat's employment and made the Severance Payment required by the Retention Agreement.

     Paul Spector, the Company's Senior Vice President and Chief Financial Officer, is contractually entitled to a severance payment if he is terminated by the Company for reasons other than cause. The severance payment will equal one-half of Mr. Spector's annual salary at the time of termination.

     On April 12, 1999, the Company and its principal subsidiaries entered into three-year employment agreements with Arnold Simon and David Fidlon to serve as Chairman and Chief Executive Officer, and President and Chief

Operating Officer, respectively, at an annual base salary of $750,000 and $375,000, respectively, subject to annual review, and an annual bonus equal to 2% and 1%, respectively, of adjusted EBITDA if adjusted EBITDA is between $5 million and $10 million, and 3% and 1.5%, respectively, of adjusted EBITDA if adjusted EBITDA is in excess of $10 million. "Adjusted EBITDA" means the net income of the Company (excluding extraordinary, unusual or non-recurring charges), plus income taxes, interest, depreciation, amortization and factoring fees, charges and expenses. In addition, the agreements provide payments upon termination following a Change of Control (as defined in the Agreements) in which Company shareholders receive at least $2 per share or termination without cause, equal to 299% of the Executive's (i) highest annual salary during the term and (ii) average bonus payable over the three years immediately preceding termination. Mr. Simon's agreement further provides for a $10,000,000 death benefit if he dies during the Term and a $30,000 per month disability benefit until age 65 if he becomes disabled during the Term. Mr. Fidlon's agreement gives him the right to serve as a part time consultant for three years after the end of any applicable Term at 50% of his salary at such time or, if the Company elects not to continue his employment at the end of any applicable term, to continue to receive his base salary for 18 months.

401(K) PLAN

     The Company has no pension plan but affords its executive officers the opportunity to participate in a 401(k) Plan established for all of the Company's employees, for which the Company may make a discretionary matching contribution of up to 25% of a maximum of four percent (4%) of salary (up to $150,000) contributed by the employee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation and Stock Option Committee (the "Committee") during the fiscal year ended December 31, 1998 were Messrs. Hannan, Yorke and Katz, none of whom were (i) during the twelve months ended December 31, 1998, an officer of the Company or any of its subsidiaries or (ii) formerly an officer of the Company or any of its subsidiaries. Messrs. Hannan and Katz may be considered executive officers of Apollo Advisors, L.P., the general partner of AIF, which until February 26, 1999, was a holder of secured indebtedness of the Company. Effective February 26, 1999, Messrs. Hannan and Yorke resigned from the Company's board of directors.

REPORT OF THE COMMITTEE ON EXECUTIVE COMPENSATION

     The compensation of Charles S. Ramat, who was Chairman, President and Chief Executive Officer of Aris and Chairman and Chief Executive Officer of ECI and ECI Sportswear through February 26, 1999, is specified by the Ramat Agreement. See "Executive Compensation--Employment Agreements." This Agreement, which has been in effect for more than ten years, provided for a base salary (with annual cost of living increases) and an Aris-level excess cash flow annual bonus.

     On August 28, 1997, the Company entered into the Eighth Amendment (the "Eighth Amendment") to the Ramat Agreement, which provided for the extension of Mr. Ramat's term of employment from June 30, 1998 to June 30, 2001; for the elimination of the existing provisions for any level excess cash flow annual bonus earned for fiscal year 1997 and thereafter; for the provision of annual cash bonuses based on achievement of performance targets of the Company and its subsidiaries to be set annually in advance of each fiscal year by mutual agreement; and for the grant (subject to achievement of vesting requirements) on the date of the Eighth Amendment of 750,000 options under Aris' 1993 Stock Incentive Plan to Mr. Ramat at an exercise price of $1.00 per share and vesting eight years from the date of grant, provided that Mr. Ramat has been continuously employed by the Company or its subsidiaries during such period. All or a portion of the options granted pursuant to the Eighth Amendment contained accelerated vesting provisions on the occurrence of the refinancing of the Company's debt obligations to Heller Financial, Inc., BNY Financial Corporation, and AIF-II, L.P. on or prior to December 31, 2000. The grant of such options to Mr. Ramat was ratified by the shareholders of the Company at the Annual Meeting of Shareholders held on July 9, 1998. (See "Executive Compensation--Employment Agreements" and "Executive Compensation--Stock Option Plan and Stock Options".)

     The bonuses provided to Mr. Ramat based on achievement of performance targets were, for the fiscal years ending December 31, 1997 and 1998, established by the Committee at the commencement of such fiscal years as a percentage of the projected targets of net income of the operating subsidiaries of the Company in existence at such time, computed prior to provision for taxes, for payment of management fees to the Company or for payment of any bonuses to executives, under the business plans of such subsidiaries prepared at the commencement of such fiscal years. The Committee selected the use of such performance-based bonuses to enable a direct tie to the net income of such operating subsidiaries during each such fiscal year of Mr. Ramat's employment. On February 18, 1999, the Company and Ramat entered into the Retention Agreement which further amended his employment agreement. See "Executive Compensation--Employment Agreements."

COMPENSATION OF OTHER EXECUTIVE OFFICERS OF THE COMPANY

     The Committee's compensation policy with regard to other executive officers has reflected an annual evaluation, with the input of the Company's Chief Executive Officer, of their performance in relation to the overall operating results of the Company and its operating subsidiaries.

          John Hannan
          Robert A. Katz
          Edward M. Yorke

PERFORMANCE GRAPH

     The following table compares the cumulative total shareholder return on the Aris Common Stock with the cumulative total shareholder returns of (x) the S&P 500 Textile-apparel Manufacturers index and (y) Wilshire 5000 index from December, 1993 to December, 1998. The return on the indices is calculated assuming the investment of $100 on December 31, 1993 and the reinvestment of dividends.

                      [GRAPHICAL REPRESENTATION OF CHART]

               ARIS       S&P TEXTILE    WILSHIRE 5000
              ------      -----------    -------------
1993          100.00         100.00         100.00
1994           60.74          95.70          97.50
1995            4.07         105.27         130.06
1996           23.15         138.43         154.51
1997           94.81         148.95         199.63
1998           71.85         126.31         242.95

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they filed.

     To the Company's knowledge, based solely on the Company's review of Forms 3 (Initial Statement of Beneficial Ownership of Securities), Forms 4 (Statement of Changes in Beneficial Ownership) and Forms 5 (Annual Statement of Changes in Beneficial Ownership) furnished to the Company with respect to the fiscal year ended December 31, 1998, no persons failed to file any such form in a timely manner.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth the beneficial ownership by certain holders of the Common Stock on May 3, 1999 and gives effect to the consummation of the Simon Purchase Transaction on February 26, 1999. Those holders are persons who are either (i) beneficial owners of 5% or more of the Common Stock or (ii) current officers or directors of the Company.

       NAME AND ADDRESS                                               PERCENT
    OF BENEFICIAL OWNER (1)             SHARES OF COMMON STOCK        OF CLASS
    -----------------------             ----------------------        --------

Arnold Simon .........................     45,045,045(2)(3)             62.5%
 The Simon Group, L.L.C.
 1385 Broadway
 New York, New York 10018

David Fidlon .........................            --(4)                   *
 The Simon Group, L.L.C.
 1385 Broadway
 New York, New York 10018

Apollo Aris Partners, L.P. ...........     16,818,806(3)(5)(6)          23.4%
 AIF, L.P.
 c/o Apollo Advisors, L.P.
 Two Manhattanville Road
 Purchase, New York 10577

Mark S. Weiner .......................            --(4)                   *
 Weingeroff Boulevard
 Cranston, Rhode Island

Paul Spector .........................         80,000(7)                  *
 475 Fifth Avenue
 New York, New York 10017

Vincent Caputo .......................          5,000(7)                  *
 475 Fifth Avenue
 New York, New York 10017

All persons who are officers or ......         45,133,378(7)(8)         63.7%
 directors of the Company, as a
 group (eight persons)

---------------

 *   Less than 1%.

(1) Except as noted in these footnotes or as otherwise stated above, each person has sole voting and investment power.

(2) Includes 2,093,790 shares of Series A Preferred Stock which are automatically convertible into 20,937,900 shares of Common Stock upon the filing of an amendment to the Company's Certificate of Incorporation authorizing a sufficient number of shares of Common Stock for such conversion. Arnold Simon, the Managing Member of The Simon Group, has sole voting and investment power with respect to the shares of the Company held of record by The Simon Group. Includes 1,759,591 shares of common stock and 152,826 shares of Preferred Stock which The Simon Group transferred to a third party but over which Mr. Simon retained dispositive and voting authority.

(3) These shares are subject to the 1999 Shareholders Agreement and 1999 Equity Registration Rights Agreement described below, containing certain voting and other arrangements as to shares covered thereby.

(4) Excludes shares owned by The Simon Group, in which Mr. Fidlon holds a 1.8% membership interest, and Mr. Weiner holds a 4% member interest. Neither Mr. Weiner nor Mr. Fidlon owns any shares of Common Stock and, because neither has any power or authority to vote or dispose of any shares held by The Simon Group, each disclaims beneficial ownership of all such shares.

(5) Includes 512,113 shares of Series A Preferred Stock which are automatically convertible to 5,121,130 shares of Common Stock upon the filing of an amendment to the Company's Certificate of Incorporation authorizing a sufficient number of shares of Common Stock for such conversion. See "Certain Relationships and Related Transactions--AIF Note."

(6) This table does not reflect any beneficial ownership by Mr. Katz, a Director of the Company, associated with Apollo. Mr. Katz does not directly own any shares of Common Stock, and disclaims beneficial ownership of all shares held by Apollo Aris Partners, L.P and AIF, L.P.

(7) Includes options to purchase the following numbers of shares of Common Stock of the Company under the 1993 Stock Incentive Plan which are exercisable or will become exercisable within 60 days: Paul Spector (65,000) and Vincent Caputo (5,000).

(8)  These shares are attributed to Messrs. Simon, Fidlon, Spector and Caputo.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SIMON PURCHASE TRANSACTION; REDEMPTION OF AIF NOTE

     At the closing of the Simon Purchase Transaction on February 26, 1999, (i) The Simon Group acquired 24,107,145 shares of Common Stock and 2,093,790 shares of Series A Preferred Stock (which shares shall be convertible into 20,937,900 shares of Common Stock) for $20,000,000 in cash, and (ii) the Company redeemed from AIF the Series B Junior Secured Note of the Company including all accrued interest thereon (representing total indebtedness as of January 31, 1999 of $10,657,999), in exchange for $4,000,000 in cash plus 5,892,856 shares of Common Stock and 512,113 shares of Series A Preferred Stock (which are convertible into 5,121,130 shares of Common Stock).

     Upon the closing of the Simon Purchase Transaction, The Simon Group became the beneficial owner of approximately 63.4% of the Common Stock; the then directors of the Company, other than Charles S. Ramat and Robert A. Katz, resigned; the size of the Board was increased from five to six Directors; and Arnold Simon, David Fidlon, Debra Simon and Howard Schneider were elected to the Board. Arnold Simon is the Managing Member of The Simon Group and has the sole voting and investment power with respect to the shares of the Company owned by The Simon Group.

1999 SHAREHOLDERS AGREEMENT

     At the Closing of the Simon Purchase Transaction, the Company, The Simon Group, Apollo and Charles S. Ramat entered into a Shareholder Agreement (the "1999 Shareholders Agreement") pursuant to which, among other things, the parties agreed to certain limitations on transfer of their shares of Common Stock and Series A Preferred Stock in the manner set forth therein and to vote their shares of the Company for the designees nominated by The Simon Group, provided that such nominations must include one individual nominated by Apollo (so long as Apollo beneficially owns at least 50% of the shares of Common Stock beneficially owned by it on such closing date).

     The 1999 Shareholders Agreement provides that Apollo and Ramat and their permitted transferees ("Non-Simon Subject Shareholders") are required to give The Simon Group a right of first offer to match the proposed sale price on any transfers of shares of Common Stock owned by such Non-Simon Subject Shareholders, other than transfer of shares issued or issuable pursuant to an employee stock option or employee purchase plan; transfers to family group members (as defined in the 1999 Shareholders Agreement) or other affiliates of such Non-Simon Subject Shareholders; transfers by a Non-Simon Subject Shareholder's estate; transfers pursuant to offerings registered under the Securities Act; transfers in compliance with Rule 144 of the Securities Act; and transfers not exceeding an annual aggregate of 10% of the shares of Common Stock owned by such Non-Simon Subject Shareholder on the closing of the Simon Purchase Transaction.

     The 1999 Shareholders Agreement provides that, subject to certain limitations, the Non-Simon Subject Shareholders have the right to "tag along" proportionately in accordance with their beneficial ownership of shares of Common Stock with certain non-public transfers by The Simon Group of its shares of Common Stock, at the same consideration per share of Common Stock to be received by The Simon Group in such transfers. Such tag-along rights will also apply to certain transfers by Arnold Simon or his affiliates of their beneficial ownership in The Simon Group after six months from the closing of the Simon Purchase Transaction.

     The 1999 Shareholders Agreement also grants The Simon Group the right to "bring along" the Non-Simon Subject Shareholders which are parties thereto in a non-public transfer by The Simon Group of 100% of its ownership of Common Stock, at the same consideration per share of Common Stock to be received by The Simon Group in such transfer, provided that such consideration is entirely in cash or in "Marketable Securities" (of issuers listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market with a market capitalization for such marketable securities of more than $500,000,000), or a combination thereof.

     The Shareholders Agreement entered into June 30, 1993 between the Company, Apollo, Charles S. Ramat and certain other non-Apollo subject shareholders terminated by its terms as a result of the Simon Purchase Transaction.

1999 EQUITY REGISTRATION RIGHTS AGREEMENT

     At the Closing of the Simon Purchase Transaction, the Company entered into an agreement with The Simon Group, Apollo and Charles S. Ramat pursuant to which the Company granted registration rights with respect to the Common Stock held by The Simon Group, Apollo, Charles Ramat and their respective permitted transferees (the "1999 Equity Registration Rights Agreement"). Each of such shareholders will have unlimited "piggyback" registration rights with respect to their shares of Common Stock, and The Simon Group and Apollo will each have the right, on three occasions, to demand that the Company register their Common Stock for sale under the Securities Act of 1933, as amended (the "Securities Act"). This Agreement supercedes the demand registration rights afforded Apollo pursuant to the 1993 Registration Rights Agreement, but does not eliminate the "piggyback registration rights" of the other parties thereto who are no longer affiliates of the Company.

DIRECTOR'S INDEMNIFICATION AGREEMENTS

     On the closing of the Simon Purchase Transaction, the Company entered into an indemnification agreement with each of Arnold Simon, David Fidlon, Debra Simon and Howard Schneider, and on June 30, 1993, the Company entered into an indemnification agreement with each of Charles S. Ramat and Robert A. Katz, pursuant to which the Company has agreed to indemnify each such Director to the fullest extent permitted by law, and for the advancement of legal fees and other expenses and to use its best efforts to maintain designated directors' and officers' liability insurance coverage.

AGREEMENT WITH WARNACO

     Arnold Simon is party to certain non-competition agreements with The Warnaco Group, Inc. and Designer Holdings, Ltd. (collectively, "Warnaco") which could be deemed to have been violated by the consummation of Simon Purchase Transaction. Warnaco consented to the Simon Purchase Transaction and to the inapplicability of the restrictions to Arnold Simon in his various capacities with the Company effective February 26, 1999 with respect to the Company's current lines of business, and after June 1, 1999 in all respects pursuant to a letter agreement in which the Company (i) issued 700,000 shares of Common Stock to Warnaco and agreed to (ii) assume Warnaco's lease for certain premises in New Bedford, Massachusetts on June 1, 1999, and (iii) offer employment to Warnaco's workforce in New Bedford, Massachusetts and thereafter recognize the union currently representing such workers as the representative of such employees and negotiate in good faith with such union for a new collective bargaining agreement with respect to respect to such employees.

DAVCO SHAREHOLDERS AGREEMENT

     The 3,000,000 shares of the Company's Common Stock which were issued to Davco in connection with the acquisition of Davco are subject to a Shareholders Agreement (the "Davco Shareholders Agreement") between Davco, the shareholders of Davco (Steven Arnold and Christopher Healy), the Company, Apollo and Charles
S. Ramat, providing that in each of the second, third and fourth year following the Closing Date, each of Steven Arnold and Christopher Healy may sell up to 300,000 shares per year in Rule 144 Brokers Transactions, and commencing in the fifth year following the closing date, each of Steven Arnold and Christopher Healy may sell up to 600,000 shares per year in Rule 144 Brokers Transactions. The Davco Shareholders Agreement further provides that (i) during the first four years following the closing date, neither Davco, Steven Arnold nor Christopher Healy is permitted to engage in any privately negotiated or block or bulk sales, regardless of amount, without the Company's consent, and each is limited to the Rule 144 Brokers Transaction sales in the amounts set forth above; (ii) commencing in the fifth year following the closing date, Davco, Steven Arnold and Christopher Healy may engage in sales which are not Rule 144 Brokers Transactions, for an all-cash purchase price, subject to successive rights of first refusal, first to the Company, and second to Apollo and Charles S. Ramat (on an equal basis); (iii) restricts Davco, Messrs. Arnold and Healy from acquiring any additional shares of the Company without the consent of the Company; and (iv) requires that for so long as Mr. Ramat is Chairman, Chief Executive Officer or President of the Company, Davco, Steven Arnold and Christopher Healy agree to vote all of their shares for the recommendations, proposals and nominations of the Company's Board of Directors. The Agreement affords Davco, Messrs. Arnold and Healy certain "piggyback" registration rights as to the Acquired Shares. These "piggyback" registration rights will enable Davco, Messrs. Arnold and Healy to include their shares in a registration by the Company to the same proportionate extent as if they were parties to the 1993 Equity Registration Rights Agreement referred to above when, as and if the shares of the Company held by the parties to such 1993 Equity Registration Rights Agreement are eligible for inclusion in such registration statement on a "piggyback" basis. These "piggyback" registration rights shall remain in existence in accordance with the 1999 Equity Registration Rights Agreement entered into upon the closing of the Simon Purchase Transaction.

     In connection with the Simon Purchase Transaction, Apollo and Charles S. Ramat agreed that The Simon Group could participate pro rata in any exercise of their secondary rights of first refusal as to sales of the Acquired Shares by Messrs. Arnold and Healy.

     On the July 15, 1997 closing date of the Davco acquisition, each of Steven Arnold and Christopher Healy entered into employment agreements with ECI Sportswear for a term through September 30, 2000 to manage the Davco business as owned by ECI Sportswear.

VESTING OF STOCK OPTIONS ON CHANGE IN CONTROL

     At the closing of the Simon Purchase Transaction, all outstanding stock options under the 1993 Stock Incentive Plan (include without limitation, those held by executive officers of the Company), by the terms of the Plan, vested and become immediately exercisable due to the change of control in ownership in the Company resulting from the purchase of shares by The Simon Group. See "Executive Compensation--Stock Option Plan and Stock Options."

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, independent certified public accountants, served as independent auditors for Aris for the fiscal year ended December 31, 1998.

     On April 19, 1999, the Company appointed PricewaterhouseCoopers to serve as Aris' independent auditors to audit its books and accounts for its fiscal year ending December 31, 1999.

     A representative of PricewaterhouseCoopers will be present at the annual meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. During the past two years, (i) the Former Accountant's report on the Company's Financial Statements did not contain an adverse opinion or a disclaimer of opinion nor was it qualified in any respect; and (ii) there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, nor were there any "reportable events."

     The decision to change accountants was recommended and approved by the Board of Directors.

                                   PROPOSAL 2

                       APPROVAL OF AMENDMENT OF ARIS 1993
                      STOCK INCENTIVE PLAN TO PROVIDE FOR
                 GRANTS COVERING A MAXIMUM OF 7,000,000 SHARES

     Pursuant to the Company's Plan of Reorganization, on June 30, 1993, the Company adopted a 1993 Stock Incentive Plan (the "1993 Stock Incentive Plan"), which authorizes the Company's Board of Directors (or a committee thereof), to award to employees and directors of, and consultants to, the Company and its subsidiaries (i) options to acquire Common Stock of the Company at prices determined when the options are granted, (ii) stock appreciation rights (entitling the holder to a payment equal to the appreciation in market value of a specified number of shares of Common Stock over a specified period), (iii) restricted shares of Common Stock whose vesting is subject to terms and conditions specified at the time of grant, and (iv) performance shares of Common Stock that are granted upon achievement of specified performance goals. Options granted pursuant to the 1993 Stock Incentive Plan may be either "incentive stock options" within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options.

     As originally adopted, a maximum of 1,200,000 shares of Common Stock were subject to awards under the 1993 Stock Incentive Plan. On August 28, 1997, the Board of Directors of the Company approved an amendment to the 1993 Stock Incentive Plan increasing to 2,500,000 the maximum number of shares of Common Stock which can be covered by awards under the Plan; on April 6, 1998, the Board of Directors of the Company approved a further amendment to the 1993 Stock Incentive Plan increasing to 3,500,000 the maximum number of shares of Common Stock can be covered by awards under the Plan. Such amendment was approved by the stockholders of the Company at the Annual Meeting of Stockholders held July 9, 1998.

     On April 13, 1999, the Board of Directors approved an increase in the number of shares that may be subject to options under the Plan to 7,000,000. Shareholders are being asked to approve such amendment at the 1999 Annual Meeting.

     The increase in the number of shares reserved under the 1993 Stock Incentive Plan will cover the grant of options to several existing and new employees of the Company and at future times, which may be in connection with acquisitions, to recruit or maintain additional key employees, and to provide incentives to employees of an expanding number of operating subsidiaries.

     The ability of the Company to grant stock options under the 1993 Stock Incentive Plan is a key element of the Company's attempts to recruit and retain capable and talented executive, administrative, design, sales and other personnel of the Company and its operating subsidiaries.

     THE BOARD RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE 1993 STOCK INCENTIVE PLAN TO PROVIDE FOR GRANTS COVERING A MAXIMUM OF 7,000,000 SHARES. The full text of the Plan, including such amendment, is set forth as Annex A to this Proxy Statement. The principal features of the Plan are described below. The affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon is necessary for such ratification.

     The Plan is currently administered by the Executive Committee of the Board of Directors, currently consisting of Arnold H. Simon and Robert A. Katz, which committee determines those individuals who will receive options, the vesting dates and other terms and conditions of vesting, following which the options or rights may become partially or fully exercisable, the expiration date of the options, the number of shares of Common Stock that may be purchased under each option and the option exercise price.

     The per share exercise price of the Common Stock subject to an incentive stock option may not be less than the fair market value of the Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Executive Committee, except that the Company will not grant non-qualified options at an exercise price of less than 50% of the fair market value of the Common Stock on the date the option is granted. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") will be eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of grant.

     No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by him or by his legal guardian or legal representative. In the event of termination of employment other than by death or for cause the optionee will have three months after such termination during which he can exercise the option, but the Executive Committee may extend this time period in setting the terms and conditions of a grant of particular options. Upon termination of employment of an optionee by reason of death, his option remains exercisable for one year thereafter to the extent it was exercisable on the date of such termination.

     No options under the Plan are permitted to be granted after the tenth anniversary of the effective date of the Plan. All options granted under the Plan cannot be exercised more than 10 years from the date of grant except that options issued to a 10% Stockholder are limited to five year terms. All options granted under the Plan provide for the payment of the exercise price in cash or, with the approval of the Executive Committee, by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of those methods of payment. Although the holders of options must pay to the Company the exercise price of any option granted under the Plan, no cash consideration is paid to the Company for the grant of the option.

     The 1993 Stock Incentive Plan provides that any shares subject to an option under the Plan which terminate, are canceled or expire without being exercised may again be subjected to an option under that plan, subject to the earlier termination of that plan.

     The Executive Committee may also grant stock appreciation rights, restricted shares of Common Stock and performance shares of Common Stock under the Plan (each as described above); none of these have been granted to date.

     The Board of Directors of the Company may at any time amend, modify, suspend or terminate the Plan, but except in the case of adjustments in connection with changes in shares due to stock dividends, stock splits or combinations or exchanges of shares, or otherwise, the Board may not, without further approval of the shareholders, (a) increase the maximum number of shares for which stock options, stock appreciation rights, restricted shares or performance shares may be granted under the Plan, or (b) change the class of persons eligible to receive such grants under the Plan.

     The last reported sales price per share of the Company's Common Stock on May 3, 1999, was $2.43.

     As of May 3, 1999, there were approximately 160 full-time employees of the Company who are eligible to be selected for grants under the 1993 Stock Incentive Plan in the discretion of the Executive Committee and the Board of Directors. Incentive stock options may be granted only to employees of the Company, while non-qualified stock options and other grants under the 1993 Stock Incentive Plan may be issued to directors and consultants, as well as to employees of the Company. As of May 3, 1999, the total number of options granted under the 1993 Stock Incentive Plan was 1,666,000 (excluding 1,000,000 options that may be due to Mr. Ramat under his retention agreement) held by 20 individuals.

     The federal income tax consequences of the issuance and exercise of stock options under the 1993 Stock Incentive Plan to the recipient and to the Company may be summarized as follows:

     If an option qualifies as an "incentive stock option" under the Code, (i) there is no federal income tax on the recipient at the time of grant, (ii) there is no federal income tax on the recipient at the time of exercise; and (iii) federal capital gains tax is imposed on the recipient at the time of sale of the shares acquired under the option, on the difference between the exercise price and the sale price. The Company is not entitled to any deduction, nor does it receive taxable income, on the grant or exercise of an incentive stock option. To maintain qualification as an incentive stock option, the shares acquired upon exercise of the option cannot be sold until the later to occur of (a) two years from the date of grant and (b) one year from the date of exercise. If the shares acquired upon exercise of the option are sold prior to these holding periods, the options fail to qualify as incentive stock options. Furthermore, to qualify as an incentive stock option, the holder must be an employee of the Company or its subsidiaries for the entire period from grant to within three (3) months before exercise.

     If an option is a non-qualified option, or if it is an incentive stock option which fails to maintain such status as required by the Code, (i) the difference between the exercise price and the market price on the date of exercise will be taxed for federal income tax purposes as ordinary income to the recipient and deductible compensation expense to the Company; and (ii) federal capital gains tax is imposed on the recipient at the time of the sale of the shares acquired under the option, on the spread between the market price on the date of exercise and the sale price.

     The federal income tax rate applicable to capital gains resulting from the sale of shares acquired under the option will depend on how long the shares have been held by the recipient before the sale. The foregoing description of federal income tax consequences does not purport to be a complete discussion of all tax consequences to recipients of stock options under the 1993 Stock Incentive Plan; particular recipients of options may not qualify for tax advantages in all circumstances, and each recipient must consult with his own tax advisor to determine the specific tax consequences applicable to him.

     Options for shares of Common Stock of the Company which have been granted (but not yet exercised) as of May 1, 1999 under the Aris 1993 Stock Incentive Plan to the current executive officers, all current executive officers as a group, all current non-executive officer directors as a group and all current employees as a group are separately stated as follows:

                                                               WEIGHTED
                                              OPTION         AVG. EXERCISE                      PERCENTAGE OF
    NAME                                     GRANTED(#)    PRICE PER SHARE($)    EXP. DATE     OPTIONS GRANTED
    ----                                     ----------    ------------------    ---------     ---------------

Paul Spector, .............................    50,000            $0.50            8/2/2003           3.0%
 Senior Vice President,                        15,000            $1.00           8/28/2007           0.9%
 Chief Financial Officer and Secretary

Vincent Caputo, ...........................     5,000            $0.50            8/2/2003           0.3%
 Vice President, Assistant Treasurer
 and Assistant Secretary

All Current Executive Officers ............    70,000              --                --              --
 as a Group (1)(2)(2 in number)

All Current Non-Executive .................         0              --                --              --
 Directors as a Group (3 in number)

Current Employees who are not .............   446,000            $0.78               --             28%
 executive officers, as a Group

---------------

(1)  Includes options held by Paul Spector and Vincent Caputo.

(2) Excludes 1,000,000 options that may be due to Charles Ramat under his retention agreement.


                                   PROPOSAL 3

                     APPROVAL OF AN INCREASE IN THE NUMBER
                     OF AUTHORIZED SHARES OF COMMON STOCK.

     On February 26, 1999, pursuant to a Securities Purchase Agreement (the "Purchase Agreement") among the Company, The Simon Group, L.L.C., a New York limited liability company ("The Simon Group"), Apollo Aris Partners, L.P., a Delaware limited partnership ("AAP"), AIF-II, L.P., a Delaware limited partnership ("AIF"), and Arnold Simon, the Company entered into the following transactions (the "Simon Purchase Transaction"): (i) The Simon Group acquired 24,107,145 shares of Common Stock of the Company and 2,093,790 shares of Series A Preferred Stock of the Company (which shares shall be convertible into 20,937,900 shares of Common Stock), for $20,000,000 and (ii) the Company redeemed from AIF the Series B Junior Secured Note (which represented a total indebtedness of $10,658,000) in exchange for $4,000,000 in cash and 5,892,856 shares of Common Stock and 512,113 shares of Series A Preferred Stock (which shares shall be convertible into 5,121,130 shares of Common Stock). AIF and AAP are collectively referred to as "Apollo."

     Pursuant to the Agreement, the Company agreed to seek shareholder approval to increase the number of shares of common stock that it is authorized to issue so that the Preferred Shares would be able to convert into shares of common stock. The Board of Directors proposes that stockholders authorize the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares. The par value of the Common Stock would remain at $.01 per share.

     The proposed amendment to the Restated Certificate of Incorporation will be effected by deleting the introductory paragraph of Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, and substituting a new introductory paragraph that reads in full as follows:

     "FOURTH: the total number of shares of all classes of stock which the corporation shall have authority to issue is 110,000,000 shares consisting of:

     (1) 100,000,000 shares of Common Stock of the par value of $.01 per share, and

     (2) 10,000,000 shares of Preferred Stock of the par value of $.01 per share."

     As of May 3, 1999, there were 46,043,370 shares of Common Stock issued and outstanding (exclusive of treasury shares) and approximately 28,765,030 shares of Common Stock were reserved for issuance upon conversion of the Preferred Stock and in connection with all of the Company's stock plans. Adoption of the proposed amendment provides for approximately 27,000,000 additional shares of Common Stock for future issuance. Although these additional shares would provide further flexibility, there are no present plans for their use.

     The Board of Directors is of the opinion that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders. The Board of Directors believes that the Company should have sufficient authorized but unissued shares for issuance in connection with implementation of employee benefit plans, mergers and acquisitions, and other proper business purposes. In many such situations, prompt action may be required which would not permit seeking stockholder approval to authorize additional shares for the specific transaction on a timely basis. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of the stockholders.

     Although the purpose of seeking an increase in the number of authorized shares of Common Stock is not intended for anti-takeover purposes, SEC rules require disclosure of charter and bylaw provisions that could have an anti-takeover effect. These include: (i) Board authority under its Certificate of Incorporation to issue one or more series of preferred stock up to a maximum of approximately 10,000,000 shares presently available.

     The Board of Directors recommends a vote FOR the amendment to the Company's Restated Certificate of Incorporation as described above.

                                   PROPOSAL 4

                    REINCORPORATION IN THE STATE OF DELAWARE
                 UNDER THE NAME "LIFESTYLE APPAREL GROUP, LTD."

GENERAL

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from New York to Delaware (the "Reincorporation"). Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation. Throughout this Proxy Statement, the term "Company" refers to the existing New York corporation and the term the "Delaware Company" refers to Lifestyle Apparel Group, Ltd., a newly formed Delaware corporation, which is a wholly-owned subsidiary of the Company, that was formed by the Company for the Reincorporation.

     The Reincorporation will be effected by merging the Company into the Delaware Company (the "Merger"), in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). Upon completion of the Merger, (i) the Company will cease to exist, (ii) the Delaware Company will continue to operate the business of the Company under the name "Lifestyle Apparel Group, Ltd.," (iii) the shareholders of the Company will automatically become the stockholders of the Delaware Company, (iv) the shareholders will have rights, as stockholders of the Delaware Company and no longer as shareholders of the Company and will be governed by Delaware law, the Delaware Company's Certificate of Incorporation and By-laws rather than by New York law, the existing Certificate of Incorporation and By-laws of the Company, (v) warrants and options to purchase shares of the Company's Common Stock automatically will be converted into warrants or options to acquire an equal number of equivalent shares of the Delaware Company's Common Stock, and (vi) no change will occur in the physical location, business, management, assets, liabilities or net worth of the Company. Following the Annual Meeting, if the Reincorporation is approved, the Company will submit the Merger Agreement to the office of the New York Secretary of State and the Delaware Secretary of State for filing.

     The shareholders' approval of the Reincorporation will constitute their approval of all of the provisions of the Delaware Company's Certificate of Incorporation and Delaware Company's Bylaws, including those provisions relating to the limitation of director liability and expanded scope of indemnification of directors, officers and key employees under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of the Delaware Company by Delaware law, the Delaware Company's Certificate of Incorporation and the Delaware Company's By-laws will or may in the future alter certain rights of the shareholders.

     Pursuant to the Merger Agreement, each outstanding share of Company Common Stock, $.01 par value, automatically will be converted pro-rata into one share of the Delaware Company Common Stock, $.01 par value, and each share of Preferred Stock will automatically convert into 10 shares of common stock of the Delaware Company upon the Effective Date (as defined below). Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same proportionate number of shares of Common Stock of the Delaware Company. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR THE DELAWARE COMPANY STOCK CERTIFICATES.

REQUIRED VOTE

     Under New York law, the affirmative vote of the holders of at least two-thirds of the outstanding voting stock of the Company is required for approval of the Merger and the other terms of the Reincorporation. The Reincorporation has been approved unanimously by the Company's Board of Directors. If approved by the shareholders, and if certain other conditions set forth in the Merger Agreement are satisfied, the Reincorporation will become effective upon the filing of the Merger Agreement and related documentation with both Delaware's and New York's respective Secretary of State (the "Effective Date"). The Board of Directors intends that the Reincorporation be consummated as soon as practicable following the Annual Meeting. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board of Directors to deem either such action advisable.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of the Delaware Company (the "Certificate of Incorporation") and the By-laws of the Delaware Company ("By-Laws"), a copy of each of which is attached hereto as Annex B, C and D, respectively.


PRINCIPAL REASONS FOR THE REINCORPORATION

ADVANTAGES OF DELAWARE CORPORATION LAW

     For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining Delaware law. The Reincorporation accordingly will be beneficial to the Company in that it will give the Company (i) a greater degree of predictability and certainty regarding how the Company's affairs should be conducted in order to comply with applicable laws (such predictability and certainty resulting from a large body of case law decided under those laws) and (ii) the comfort and security resulting from the Company's awareness of the responsiveness of Delaware's legislature and courts to the needs of corporations organized under Delaware's jurisdiction. For these reasons, many American corporations that have initially chosen their home state for their state of incorporation have subsequently changed their corporate domicile to Delaware in a manner similar to the Reincorporation.

ANTI-TAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures (through amendment of the corporate charter or bylaws or otherwise) designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation proposal is not being proposed in order to prevent any known attempt to acquire control of the Company, obtain representation on the Board of Directors or take any significant action affecting the Company. Such anti-takeover measures would enhance the ability of the Board of Directors to negotiate with an unsolicited bidder. Although "anti-takeover" measures may be implemented under New York law, substantial judicial precedent exists in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts, and, in the context of a future unsolicited takeover event, such precedent will give the Board of Directors greater assurance and confidence that the defensive strategies and conduct of the Board of Directors are in full compliance with applicable laws and will be effective under the circumstances.

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (a) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and (c) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which an acquirer must negotiate with an independent board of directors, such board of directors can and should take account of the underlying and long-term values of the Company's assets, the possibilities for alternative transactions on more favorable terms, the possible advantages of a tax-free reorganization, the anticipated favorable developments in the Company's business not yet reflected in the stock price and the equality of treatment of all the Company's shareholders.


POSSIBLE DISADVANTAGES

     Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' right and the powers of management under Delaware and New York law see "Significant Differences Between the Corporation Laws of New York and Delaware."

     Despite the unanimous belief of the Board of Directors as to the benefits to shareholders of the Reincorporation, the Reincorporation may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors but may be deemed by a majority of the shareholders to be in their best interests (because, for example, the possible takeover could cause shareholders to receive a substantial premium for their shares over their then current market value or over the shareholders' cost basis in such shares). As a result of such effects of the Reincorporation, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the Reincorporation will enable the Board of Directors to resist a takeover or a change in control of the Company, the Reincorporation could make it more difficult to change the existing Board of Directors and management.


CHANGE IN THE NAME, NO CHANGE IN BUSINESS OR LOCATION OF THE COMPANY

     The Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Reincorporation will NOT result in any change in the business, management, fiscal year, or location of the principal facilities of the Company. In addition, the Company's name shall be changed to "Lifestyle Apparel Group, Ltd."


THE CHARTERS AND BY-LAWS OF THE COMPANY AND THE DELAWARE COMPANY

     The Reincorporation includes the implementation of certain provisions in the Delaware Company's Certificate of Incorporation and By-laws that are not included in the Company's Certificate of Incorporation or By-laws, but whose effect will be to keep essentially intact the rights of shareholders as they currently exist under the Company's

Certificate of Incorporation and By-laws. The material differences between the Company's Certificate of Incorporation and By-laws and the Delaware Company's Certificate of Incorporation and By-laws are described below. Certain changes altering the rights of shareholders and power of management could be implemented in the future by amendment to the Certificate of Incorporation following shareholder approval, and certain of such changes could be implemented by amendment of the By-laws of the Delaware Company without shareholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of New York and Delaware." Approval by the shareholders of the Reincorporation will constitute an approval of the inclusion in the Delaware Company Certificate of Incorporation and By-laws of each of the provisions described below.

     Authorized Stock. The Company's Certificate of Incorporation, assuming that Proposal 3 is approved, authorizes 110,000,000 shares of capital stock, which consist of 100,000,000 shares of Common Stock $.01 and 10,000,000 shares of preferred stock, par value $.01 per share. Each share of Common Stock will be converted into one share of the Delaware Company Common Stock and each share of Preferred Stock will be converted into ten shares of the Delaware Company's Common Stock. Under the Company's existing certificate of incorporation, each share of the Company's outstanding Preferred Stock is to be converted into ten shares of common stock. The Certificate of Incorporation of the Delaware Company provides for 100,000,000 shares of Common Stock, with a $.01 par value per share and 10,000,000 shares of Preferred Stock, $.01 per share.


SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEW YORK AND DELAWARE

     The Business Corporation Law of New York ("New York Law") and the General Corporation Law of Delaware ("Delaware Law") differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but some of the principal differences that could materially affect the rights of shareholders are discussed below.


CLASSIFICATION OF THE BOARD OF DIRECTORS

     New York Law permits a classified board with as many as four classes but forbids fewer than three directors in any class.

     Delaware Law permits the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes, with staggered terms of office and with only one class of directors coming up for election each year. Unless otherwise provided for in a certificate of incorporation, Delaware Law provides that directors who serve on a classified board can only be removed with cause. The new Certificate of Incorporation does not provide for such a classified board and does not contradict the statute with regard to removal.


SHAREHOLDER VOTE FOR MERGERS; ANTI-TAKEOVER PROVISIONS

     Delaware Law relating to mergers and other corporate reorganizations differs from New York Law in a number of respects.

     New York Law requires that a plan of merger or disposition of all or substantially all assets not in the usual or regular course of business be approved by the holders of two-thirds of all outstanding shares entitled to vote.

     Under Delaware Law, holders of only a majority (as opposed to two-thirds under New York Law) of all outstanding shares entitled to vote must approve a merger or dispositions of all or substantially all assets. Furthermore, Delaware Law does not require a shareholder vote of the surviving corporation in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each outstanding share of the surviving corporation before the merger is unchanged or becomes a treasury share of the surviving corporation, and (c) the number of additional shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance.

     New York Law contains certain anti-takeover provisions that prohibit any "business combination" between a "domestic corporation" and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such a business combination is permitted only if
(i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested shareholder or (ii) certain statutory fair price requirements are met. New York Law defines "domestic corporation" as any corporation that (x) is incorporated in New York, and, (y) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% subsidiaries) and (z) has a least 10% of its stock beneficially owned by New York residents. The Company is currently a New York "domestic corporation" under this definition. An "interested shareholder" is any person who beneficially owns, directly or indirectly 20% or more of the outstanding voting stock of the corporation.

     Delaware Law contains certain anti-takeover provisions that prohibit any business combination between a Delaware corporation and an "interested shareholder" for three years following the date that the interested shareholder became an interested shareholder unless (i) prior to that date the board approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder, the interested shareholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors), or (iii) on or subsequent to such date the business combination is approved by the board and at least two-thirds of the outstanding shares of voting stock not owned by the interested shareholder. The Delaware statute defines "interested shareholder" as any person who beneficially owns, directly or indirectly, 15% or more of outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations or employees be located in Delaware in order to enjoy the protection of the law.


SHAREHOLDER ACTION BY WRITTEN CONSENT

     New York Law permits shareholder action in lieu of a meeting only if all the shareholders who would have been entitled to vote upon a given action if a meeting were held on such action consent in writing to such action. Delaware Law permits shareholder action in lieu of a meeting upon the consent of holders of the minimum number of votes that would be necessary to take an action, unless otherwise prohibited by the certificate of incorporation. The Delaware Company's Certificate of Incorporation does not prohibit such shareholder action by written consent. Accordingly, by virtue of his current beneficial ownership of approximately 63.4% of the Company's voting stock, Mr. Simon is in a position to approve most actions under Delaware law without a meeting of shareholders. Delaware law requires a Delaware corporation to promptly notify shareholders of any action taken by written consent.


INSPECTION OF SHAREHOLDERS' LIST

     New York Law provides a right of inspection to any person holding at least 5% of a class of outstanding shares who has been a shareholder for at least 6 months immediately preceding his or her demand on at least 5 days' written demand. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation. Delaware Law permits any shareholder to inspect the shareholder's list for a purpose reasonably related to such person's interest as a shareholder and, during the 10 days preceding the shareholder's meeting, for any purpose germane to that meeting.


PAYMENT OF DIVIDENDS

     Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon a distribution of assets). In addition, Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent upon the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, without regard to their historic book value.

     Under New York Law dividends may be declared and distributions may be made out of surplus only, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than earned surplus, it shall be accompanied by a written notice (1) disclosing the amounts by which such dividend or distribution affects stated capital, capital surplus and earned surplus, or (2) if such amounts are not determinable at the time of such notice, disclosing the approximate effect of such dividend or distribution upon stated capital, capital surplus and earned surplus and stating that such amounts are not yet determinable.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain federal income tax consequences to holders of Company Common Stock who receive the Delaware Company Common Stock in exchange for their Company Common Stock as a result of the Reincorporation. The discussion does not address all the tax consequences of the Reincorporation that may be relevant to particular Company shareholders, such as dealers in securities.

     In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Reincorporation with respect to such shareholder, including the applicability of federal, state, local or foreign tax laws.

     The Reincorporation will constitute a tax-free reorganization under the Internal Revenue Code. No gain or loss will be recognized by holders of Company Common Stock upon receipt of Common Stock of the Delaware Company pursuant to the Reincorporation. The tax basis of the Common Stock of the Delaware Company received by each shareholder will be the same as the aggregate tax basis of the Common Stock of the Delaware Company held by such shareholder at the time of the Reincorporation. The holding period of the Common Stock of the Delaware Company received by each shareholder of the Delaware Company will include the period for which such shareholder held the Common Stock of the Company surrendered in exchange therefore, provided that such the Delaware Company's Common Stock was held by such shareholder as a capital asset at the time of the Reincorporation.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

     The Company should not recognize gain or loss for federal tax purposes as a result of the Reincorporation, and The Delaware Company should succeed, without adjustment, to the federal income tax attributes of the Company.


EXCHANGE OF STOCK CERTIFICATES

     If the Merger is consummated, the Company will file its Certificate of Merger with the Secretary of State of the State of Delaware promptly after the Annual Meeting. The Company's transfer agent will act as its exchange agent (the "Exchange Agent") to act for holders of Common Stock in implementing the exchange of their certificates.

     As soon as practicable after the Effective Date, stockholders will be notified and requested to surrender their certificates representing shares of Company Common Stock to the Exchange Agent in exchange for certificates representing the Delaware Company Common Stock. One share of the Delaware Company Common Stock will be issued in exchange for each one presently issued and outstanding share of Common Stock. Beginning the Effective Date, each certificate representing shares of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of shares of the Delaware Company Common Stock.


DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

     Under New York Law, dissenting shareholders of the Company will not be entitled to appraisal rights if the proposed Merger is consummated.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM NEW YORK TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSAL.


                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any proposal of a stockholder to be presented at the Annual Meeting of Stockholders in 2000 must be received by the Secretary of Aris at its principal offices, prior to 5:00 p.m., New York City time, on January 19,

2000, in order to be considered for inclusion in the 1999 proxy materials. Any such proposal must be in writing and signed by the stockholder.


                                 OTHER MATTERS

     Management knows of no other matters that will be presented at the Annual Meeting. If any other matters arise at the Annual Meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

     Aris' Annual Report on Form 10-K Report for the fiscal year ended December 31, 1998 as filed with the SEC accompanies this Proxy Statement as Aris' Annual Report to Stockholders for such fiscal year. Stockholders may receive, without charge, an additional copy of such report by writing to Secretary, Aris Industries, Inc., 1411 Broadway, New York, New York 10018.

                                             By Order of the Board of Directors,

                                             Paul Spector

                                             Secretary

                                   APPENDICES

ANNEX A   Amended and Restated Stock Option Plan

ANNEX B   Agreement and Plan of Merger

ANNEX C   Certificate of Incorporation of Lifestyle Apparel Group, Ltd.

ANNEX D   By-Laws of Lifestyle Apparel Group, Ltd.

                                     ANNEX A

                              ARIS INDUSTRIES, INC.

                            1993 STOCK INCENTIVE PLAN

                        AS AMENDED THROUGH APRIL 12, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I.        GENERAL .................................................   1
            1.1   Purpose .................................................   1
            1.2   Administration ..........................................   1
            1.3   Persons Eligible for Awards .............................   1
            1.4   Types of Awards Under Plan ..............................   1
            1.5   Shares Available for Awards .............................   1
            1.6   Definitions of Certain Terms ............................   2

ARTICLE II.       AWARDS UNDER THE PLAN ...................................   3
            2.1   Agreements Evidencing Awards ............................   3
            2.2   Grant of Stock Options, Stock Appreciation Rights and
                    Dividend Equivalent Rights ............................   3
            2.3   Exercise of Options and Stock Appreciation Rights .......   4
            2.4   Termination of Employment; Death ........................   5
            2.5   Grant of Restricted Stock ...............................   6
            2.6   Grant of Performance Shares .............................   6

ARTICLE III.      MISCELLANEOUS ...........................................   7
            3.1   Amendment of the Plan; Modification of Awards ...........   7
            3.2   Restrictions ............................................   7
            3.3   Nonassignability ........................................   7
            3.4   Requirement of Notification of Election Under
                    Section 83(b) of the Code .............................   7
            3.5   Requirement of Notification Upon Disqualifying
                    Disposition Under Section 421(b) of the Code ..........   7
            3.6   Withholding Taxes .......................................   8
            3.7   Change in Control .......................................   8
            3.8   Right of Discharge Reserved .............................   9
            3.9   Nature of Payments ......................................   9
            3.10  Non-Uniform Determinations ..............................   9
            3.11  Other Payments or Awards ................................   9
            3.12  Section Headings ........................................   9
            3.13  Effective Date and Term of Plan .........................   9
            3.14  Governing Law ...........................................   10

                                   ARTICLE I.

                                    GENERAL

1.1 PURPOSE.

     The purpose of Aris Industries, Inc. 1993 Stock Incentive Plan (the "Plan") is to provide for employees and directors of, and consultants to, Aris Industries, Inc. (the "Company") and its subsidiaries (the Company and its subsidiaries being referred to herein as the "Employers") an incentive (a) to enter into and remain in the service of the Employers, (b) to enhance the long-term performance of the Employers, and (c) to acquire a proprietary interest in the success of the Employers.

1.2 ADMINISTRATION.

     1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Executive Committee (the "Committee") of the board of directors of the Company (the "Board"), which shall consist of not less than three directors and to which the Board shall grant power to authorize the issuance of the Company's capital stock pursuant to awards granted under the Plan. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), no person may serve on the Committee if, during the year preceding such service, such person was granted or awarded equity securities of the Company (including options to acquire such securities) under the Plan or any other plan of the Company or any affiliate thereof.

     1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2. 1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (f) to amend the Plan to reflect changes in applicable law.

     1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

     1.2.4 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

     1.2.5 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the Board.

1.3 PERSONS ELIGIBLE FOR AWARDS.

     1.3.1 Awards under the Plan may be made to such employees and directors of the Employers and to such consultants to the Employers (collectively, "key persons") as the Committee shall in its sole discretion select.

     1.3.2 The Committee may grant awards under the Plan in substitution for stock based awards held by employees of another corporation who become employees of an Employer as the result of a merger or consolidation of such other corporation with such Employer, or of the acquisition by such Employer of property or stock of such other corporation. Such substitute awards shall be granted on such terms and conditions as the Committee deems appropriate.

1.4 TYPES OF AWARDS UNDER PLAN

     Awards may be made under the Plan in the form of (a) incentive stock options, (b) nonqualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, and (f) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of an Employer on the date of grant.

1.5 SHARES AVAILABLE FOR AWARDS

     1.5.1 The total number of shares of common stock of the Company, par value $0.01 per share ("Common Stock"), with respect to which awards may be granted pursuant to the Plan shall be 7,000,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

     1.5.2 If there is any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, then (a) the number of shares available for issuance both in the aggregate and under each outstanding award shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the total number of shares of Common Stock outstanding, and (b) the purchase price per share under outstanding awards shall be proportionately reduced in the case of an increase in the number of shares and shall be proportionately increased in the case of a reduction in the number of shares. If the Company pays an extraordinary dividend in cash or property, or there occurs any merger, consolidation or other event affecting the Common Stock, the number of shares of Common Stock available for issuance both in the aggregate and under each outstanding award, and the purchase price per share under outstanding awards, shall be equitably adjusted by the Committee. After any adjustment made pursuant to this Section 1.5.2, the number of shares subject to each outstanding award shall be rounded to the nearest whole number.

     1.5.3 The following shares of Common Stock shall again become available for awards under the Plan: any shares subject to an award under the Plan that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.5.7, provided that any dividends paid on such shares are also forfeited pursuant to
Section 2.5.7; and any shares in respect of which a stock appreciation right is settled for cash. Except as provided in this Section 1.5 and in Section 2.2.8, there shall be no limit on the number or the value of the shares of Common Stock issuable to any individual under the Plan.

1.6 DEFINITIONS OF CERTAIN TERMS

     1.6.1 The termination of a grantee's employment shall be deemed to be a dismissal for "Cause" if the Committee determines that it is based on any of the following occurrences that is directly harmful to the business or reputation of the Company: the grantee's conviction of a felony or failure to contest the prosecution of a felony, or the grantee's proven fraud or defalcation; provided, however, that in making any such determination, the Committee shall afford the grantee an opportunity to be heard by the Committee.

     1.6.2 The "Fair Market Value" of a share of Common Stock on any day shall be determined as follows:

          (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

          (b) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or

          (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be reasonably determined by the Committee.

     1.6.3 The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Internal Revenue Code of 1986 (the "Code"), as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."

     1.6.4 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of an Employer, the grantee's association with an Employer as a director, consultant or otherwise.

     1.6.5 A grantee who is an employee shall be deemed to have a "termination of employment" upon ceasing to be employed by all Employers or by a corporation assuming awards in a transaction to which section 425(a) of the

Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee's association with an Employer constitutes a termination of employment for purposes of the Plan. In the event that the termination of a grantee's employment is a dismissal for Cause, the Committee may deem the date of termination to be the date of the action that constitutes Cause.

     1.6.6 The terms "parent corporation" and "subsidiary corporation" have the meanings given them in section 425(e) and (f) of the Code, respectively.

                                   ARTICLE II.

                              AWARDS UNDER THE PLAN

2.1 AGREEMENTS EVIDENCING AWARDS

     Each award granted under the Plan shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2 GRANT OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND DIVIDEND EQUIVALENT RIGHTS

     2.2.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

     2.2.2 The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee, and that it shall not be exercisable otherwise. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

     2.2.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its sole discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

     2.2.4 Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

     2.2.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant, and provided further that except as and to the extent that the Committee may otherwise provide pursuant to Section 3.1.3 or 3.7, no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant.

     2.2.6 The Committee may in its sole discretion include in any Plan Agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section 2.3.5(b), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.3.5(b) in payment of such exercise price shall have been held for at least six months.

     2.2.7 The Committee may in its sole discretion include in any Plan Agreement with respect to an option, stock appreciation right or performance shares a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Plan Agreement, the Committee shall determine whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

     2.2.8 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options. In applying this provision, there shall be taken into account solely incentive stock options granted after December 31, 1986 to the employee under this Plan and under all other plans of the Company and any subsidiary thereof.

     2.2.9 Notwithstanding the provisions of Sections 2.2.4 and 2.2.5, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3 EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

     Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

          2.3.1 Unless the Committee in its discretion provides otherwise in the applicable Plan Agreement, an option or stock appreciation right shall become exercisable in three substantially equal installments, the first of which shall become exercisable on the first anniversary of the date of grant and the remaining two of which shall become exercisable, respectively, on the second and third anniversaries of the date of grant.

          2.3.2 Unless the Committee in its discretion provides otherwise in the applicable Plan Agreement, once an installment becomes exercisable, it shall remain exercisable until expiration, cancellation or termination of the award.

          2.3.3 Unless the Committee in its discretion provides otherwise in the applicable Plan Agreement, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable. A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

          2.3.4 An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe. In the case of a grantee of a stock appreciation right whose transactions in Common Stock are subject to Section 16(b) of the 1934 Act, an election to exercise the stock appreciation right in whole or in part shall, to the extent required to conform to applicable interpretations of Rule 16b-3, occur no sooner than six months after the grant thereof, and shall be made irrevocably at least six months prior to such exercise unless both the election and the exercise are made in a single "window period" of 10 business days beginning on the third day following release of the Company's quarterly or annual summary statement of sales and earnings.

          2.3.5 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) with the consent of the Committee, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe, including, without limitation, by a loan from the Company on such terms as the Committee shall determine.

          2.3.6 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

          2.3.7 No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.2, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4 TERMINATION OF EMPLOYMENT; DEATH

     2.4.1 Except to the extent otherwise provided in Section 2.4.2 or 2.4.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).

     2.4.2 If a grantee's employment terminates for any reason other than death or dismissal for Cause, the grantee may exercise any outstanding option or stock appreciation right only on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within three months after employment terminates but in no event after the expiration date of the award as set forth in the Plan Agreement.

     2.4.3 If a grantee dies while employed by an Employer, or after employment termination but during the period in which the grantee's awards are exercisable pursuant to Section 2.4.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death (taking into account any acceleration of exercisability by the Committee acting pursuant to its authority under Section 3.1.3); and (b) exercise must occur by the earlier of the first anniversary of the grantee's death or the expiration date of the award. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.7 hereof.

2.5 GRANT OF RESTRICTED STOCK

     2.5.1 The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

     2.5.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue to the grantee a certificate or certificates for the shares of Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a stockholder with respect to the restricted stock, subject also to the nontransferability restrictions and Company repurchase rights described in Sections 2.5.4 and 2.5.5, subject also in the Committee's discretion to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed, and subject also to any other restrictions and conditions contained in the applicable Plan Agreement.

     2.5.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

     2.5.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

     2.5.5 During the 120 days following termination of the grantee's employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee's estate) any amount paid by the grantee for such shares. In the event that the Company requires such a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held, or otherwise.

2.6 GRANT OF PERFORMANCE SHARES

     2.6.1 The Committee may grant performance share awards to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met. Performance shares may be awarded independently of or in connection with any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by executing a Plan Agreement at such time and in such form as the Committee shall determine.

     2.6.2 The grantee of a performance share award will have the rights of a shareholder only as to shares for which a certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

     2.6.3 Except as may otherwise be provided by the Committee at anytime prior to termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment for any reason.

     2.6.4 At the discretion of the Committee, the applicable Plan Agreement may set out the procedures to be followed in exercising a performance share award or it may provide that such exercise shall be made automatically after satisfaction of the applicable performance goals.

     2.6.5 Except as otherwise specified by the Committee, (a) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (b) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Plan Agreement, and (c) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the latter in the manner specified in the applicable Plan Agreement.

                                  ARTICLE III.

                                  MISCELLANEOUS

3.1 AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS

     3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

     3.1.2 Shareholder approval shall be required with respect to any amendment which: (a) increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or (b) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to Section 16(b) of the 1934 Act, materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

     3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would (a) accelerate the time or times at which the award becomes unrestricted or may be exercised, or (b) waive or amend any goals, restrictions or conditions set forth in the Agreement, or (c) extend the scheduled expiration date of the award. However, any such amendment (other than an amendment pursuant to Section 3.7.2) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee or the grantee's legal representative (or, upon the grantee's death, the person having the right to exercise the award).

3.2 RESTRICTIONS

     3.2.1 If the Committee shall at anytime determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

     3.2.2 The term "Consent" as used herein with respect to any Plan Action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3 NONASSIGNABILITY

     No award or right granted to any person under the Plan or under any Plan Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. All rights granted under the Plan or any Plan Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4 REQUIREMENT OF NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE

     If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5 REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE CODE

     Each Plan Agreement with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6 WITHHOLDING TAXES

     3.6.1 Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

     3.6.2 Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award. To the extent required for such a withholding of stock to qualify for the exemption available under Rule 16b-3, such an election by a grantee whose transactions in Common Stock are subject to Section 16(b) of the 1934 Act shall be: (a) subject to the approval of the Committee in its sole discretion; (b) irrevocable; (c) made no sooner than six months after the grant of the award with respect to which the election is made; and (d) made at least six months prior to the Tax Date unless such withholding election is in connection with exercise of an option and both the election and the exercise occur prior to the Tax Date in a "window period" of 10 business days beginning on the third day following release of the Company's quarterly or annual summary statement of sales and earnings.

3.7 CHANGE IN CONTROL

     3.7.1 For purposes of this Section 3.7, a "Change In Control" shall be deemed to have occurred upon the happening of any of the following events: (a) any "person," including a "group," as such terms are defined in Sections 13(d) and 14(d) of the 1934 Act and the rules promulgated thereunder, becomes the beneficial owner, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 30% or more of the outstanding shares of Common Stock of the Company and Apollo Related Accounts are collectively the beneficial owner of less than 30% of such shares; (b) a cash tender or exchange offer for 50% or more of the outstanding shares of Common Stock of the Company is commenced other than by the Company; (c) the shareholders of the Company approve an agreement to merge the company with or consolidate it into another corporation such that the Company is not the surviving entity, liquidate the Company, or sell all or substantially all of the assets of the Company; or (d) two or more directors are elected to the Board without having previously been nominated and approved (x) by the members of the Board incumbent on the day immediately preceding such election or (y) by one or more Apollo Related Accounts exercising rights of a majority shareholder under the Certificate of Incorporation and/or By-laws of the Company. For purposes of this Section 3.7. 1, "Apollo Related Accounts" are:

          (i) Apollo Advisors, L.P. (a limited partnership the general partner of which is Apollo Capital Management, Inc.) and its successors, and

          (ii) any investment fund, investment amount or investment entity whose investing manager or general partner, or any controlling principal thereof, at the time this definition is applied, is Apollo Advisors, L.P. (or its successors) or a person directly or indirectly controlling or controlled by or under common control with Apollo Advisors, L.P. (or its successors), provided that any investment in the Company's securities or acquisition of control of the Company by such investment fund, investment account or investment entity is made at the direction of Apollo Advisors, L.P. (or its successors) or a person directly or indirectly controlling or controlled by or under common control with Apollo Advisors, L.P. (or its successors).

     For purposes of this definition, "control", when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the correlative meanings.

     3.7.2 Upon the happening of a Change in Control:

          (a) notwithstanding any other provision of this Plan, any option or stock appreciation right then outstanding whose date of grant was at least one year prior to the date of the Change in Control shall become fully vested and immediately exercisable;

          (b) to the extent permitted by law, the Committee may, in its sole discretion, amend any Plan Agreement in such manner as it deems appropriate, including, without limitation, by amendments that advance the dates upon which any or all outstanding shares of restricted stock shall become free of restrictions or upon which any or all outstanding performance share awards shall become payable, or that advance the dates upon which any or all outstanding awards of any type shall terminate.

     3.7.3 Whenever deemed appropriate by the Committee, any action referred to in Section 3.7.2(b) may be made conditional upon the consummation of the applicable Change in Control transaction.

3.8 RIGHT OF DISCHARGE RESERVED

     Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of an Employer or affect any right which an Employer may have to terminate such employment.

3.9 NATURE OF PAYMENTS

     3.9.1 Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for one or more Employers by the grantee.

     3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of any Employer or under any agreement between an Employer and the grantee, unless such plan or agreement specifically provides otherwise.

3.10 NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.5.

3.11 OTHER PAYMENTS OR AWARDS

     Nothing contained in the Plan shall be deemed in any way to limit or restrict any Employer from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 SECTION HEADINGS

     The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said sections.

3.13 EFFECTIVE DATE AND TERM OF PLAN

     3.13.1 The Company was the debtor and debtor in possession in a Chapter 11 proceeding before the United States Bankruptcy Court for the Southern District of New York (Case No. 92B45993); the Plan was included as part of the Plan of Reorganization of the Company submitted to such Court, and the Plan became effective, and was deemed approved by the shareholders of the Company, on June 30, 1993, the Effective Date of such Plan of Reorganization.

     3.13.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the date determined pursuant to Section 3.13.1., and no incentive stock option awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14 GOVERNING LAW

     All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

                                    ANNEX B

                          PLAN AND AGREEMENT OF MERGER

     AGREEMENT AND PLAN OF MERGER approved on ____________, 1999, by Aris Industries, Inc., a business corporation organized under the laws of the State of New York, and by its Board of Directors on said date ("Aris"), and approved on __________, 1999 by Lifestyle Apparel Group, Ltd., a business corporation organized under the laws of the State of Delaware, and by its Board of Directors on said date ("Lifestyle").

     1. Aris and Lifestyle shall pursuant to the provisions of the New York Business Corporation Law and the provisions of the laws of the jurisdiction of organization of Lifestyle, be merged with and into a single corporation, to wit, Lifestyle, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its organization. The separate existence of Aris, which is sometimes referred to as the "terminating corporation", shall cease upon the effective date of the merger in accordance with the provisions of the New York Business Corporation Law.

     2. The certificate of incorporation of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the certificate of incorporation of said surviving corporation; and said certificate of incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the surviving corporation.

     3. The by-laws of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its organization.

     4. The directors and officers in office of the terminating corporation upon the effective date of the merger in the jurisdiction of its organization shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

          4. The number of outstanding shares of Lifestyle is 100 shares of common stock, all of which are owned by Aris.

          5. The number of outstanding shares of the terminating corporation is ____ shares of common stock and _____ shares of Series A Preferred Stock, $_____ par value per share, all of which are entitled to vote.

          6. Each issued share of common stock of the terminating corporation shall, upon the effective date of the merger, be converted into one share of common stock of the surviving corporation. Each issued share of Series A Preferred Stock shall, upon the effective date of the merger, be converted into ten shares of common stock of the surviving corporation. The issued shares of the surviving corporation as of the effective date of the merger shall be cancelled.

     6. The Agreement and Plan of Merger herein made and approved shall be submitted to the shareholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the New York Business Corporation Law, and the merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the surviving corporation.

     7. In the event that the Agreement and Plan of Merger shall have been approved by the shareholders entitled to vote of the terminating corporation in the manner prescribed by the provisions of the New York Business Corporation Law, and in the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the surviving corporation, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of New York and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

     9. The effective date in the State of New York of the merger herein provided for shall be the date of filing of the Certificate of Merger.

     IN WITNESS WHEREOF, each of the constituent corporations are executing this Agreement and Plan of Merger as of the ___ day of ________, 1999.

                                  ARIS INDUSTRIES, INC. (a New York Corporation)

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  LIFESTYLE APPAREL GROUP, LTD. (a Delaware
                                    Corporation)

                                   By: _________________________________________
                                       Name:
                                       Title:

                                    ANNEX C

                          CERTIFICATE OF INCORPORATION
                                       OF
                         LIFESTYLE APPAREL GROUP, LTD.

     The undersigned, in order to form a corporation pursuant to Sections 101 and 102 of the General Corporation Law of the State of Delaware, does hereby certify as follows:

          FIRST: The name of the corporation is Lifestyle Apparel Group, Ltd. (the "Corporation").

          SECOND: The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805. The name of the Corporation's registered agent at such address is Corporation Services Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The Corporation is authorized to issue one hundred million (100,000,000) shares of common stock, $0.01 par value per share, and ten million (10,000,000) shares of preferred stock, par value [$0.01] per share. The shares of Preferred Stock may be issued in any number of series, as determined by the Board of Directors. The Board may by resolution fix the designation and number of shares of any such series, and may determine, alter, or revoke the rights, preferences, privileges, and restrictions pertaining to any wholly unissued series. The Board may thereafter in the same manner increase or decrease the number of shares of any such series (but not below the number of shares of that series then outstanding).

          FIFTH: The Board of Directors of the Corporation shall have the right to adopt, amend and repeal the By-Laws of the Corporation.

          SIXTH: The name and mailing address of the sole incorporator are as follows:

                       NAME                               ADDRESS
                       ----                               -------

               Robert W. Forman, Esq.             c/o Shapiro Forman & Allen LLP
                                                  380 Madison Avenue
                                                  New York, NY 10017

          SEVENTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing in this Article SEVENTH shall eliminate or limit the liability of any director (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

          EIGHTH: (a) To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements). Persons who are not Directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Article EIGHTH.

          (b) The Corporation shall, from time to time, reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that if required by the Delaware General Corporation Law, such expenses incurred by or on behalf of any Director of officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

          (c) The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article EIGHTH shall not be deemed exclusive of any other right to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Certificate of Incorporation, the By-laws of the Corporation (the "By-laws"), any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

          (d) The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article EIGHTH shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

          NINTH: The election of directors need not be by written ballot.

     IN WITNESS WHEREOF, I have hereunto signed my name and affirm, under the penalties of perjury, that this Certificate is my act and deed and that the facts stated herein are true this _____ day of April, 1999.



                                               ------------------------------
                                               Robert W. Forman-Incorporator

                                    ANNEX D

                                    BY-LAWS
                                       OF
                         LIFESTYLE APPAREL GROUP, INC.

                                   ARTICLE I.
                                  STOCKHOLDERS

     Section A. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held annually at such place within or without the State of Delaware, at such time and on such date as may from time to time be designated by the Board of Directors, for the election of directors and for the transaction of any other proper business.

     Section B. Special Meetings. Special meetings of the stockholders of the Corporation may be called at any time and from time to time by the Chairman of the Board of Directors. Special meetings shall be held at such place within or without the State of Delaware, at such time and on such date as shall be specified in the call thereof.

     Section C. Notice of Meetings. Written notice of each meeting of the stockholders, stating the place, date and hour thereof and, in the case of a special meeting, the purpose or purposes for which it is called, shall be given, not less than ten nor more than sixty days before the date of such meeting (or at such other time as may be required by statute), to each stockholder entitled to vote at such meeting. If mailed, such notice is given when deposited in the United States mail, postage prepaid, directed to each stockholder at his or her address as it appears on the records of the Corporation.

     Section D. Waiver of Notice. Whenever notice is required to be given of any annual or special meeting of the stockholders, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated in such notice, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice. Attendance of a person at a meeting of the stockholders shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Section E. Adjournment. When any meeting of the stockholders is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after such adjournment the Board of Directors shall fix a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting.

     Section F. Quorum. At any meeting of the stockholders the presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Corporation entitled to vote at such meeting shall be necessary in order to constitute a quorum for the transaction of any business. If there shall not be a quorum at any meeting of the stockholders, the holders of a majority of the shares entitled to vote present at such meeting, in person or by proxy, may adjourn such meeting from time to time, without further notice to the stockholders other than an announcement at such meeting, until holders of the amount of shares required to constitute a quorum shall be present in person or by proxy.

     Section G. Voting. Each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Voting need not be by ballot, except that all election of directors shall be by written ballot unless otherwise provided in the Certificate of Incorporation. Whenever any corporate action is to be taken by vote of the stockholders, it shall, except as otherwise required by law or by the Certificate of Incorporation, be authorized by a majority of the votes cast at a meeting of stockholders of the holders of shares entitled to vote thereon, except that all elections shall be decided by a plurality of the votes cast.

     Section H. Action Without a Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting thereof, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of such corporate action without a meeting by less than unanimous written consent shall be given to those stock holders who have not consented in writing.

     Section I. Record Date. The Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of any meeting of stockholders, nor more than sixty days prior to any other action, as the record date for the purpose of determining the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action.

     Section J. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

                                  ARTICLE II.

                                   DIRECTORS

     Section A. Number; Qualifications. The Board of Directors shall consist of one or more members. The number of directors shall be fixed by the Board of Directors, but shall not be less than three or more than ten. Directors need not be stockholders of the Corporation.

     Section B. Term of Office. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     Section C. Meetings. A meeting of the Board of Directors shall be held for the election of officers and for the transaction of such other business as may come before such meeting as soon as practicable after the annual meeting of the stockholders. Other regular meetings of the Board of Directors may be held at such times as the Board of Directors of the Corporation may from time to time determine. Special meetings of the Board of Directors may be called at any time by the President of the Corporation or by a majority of the directors then in office. Meetings of the Board of Directors may be held within or without the State of Delaware.

     Section D. Notice of Meetings; Waiver of Notice; Adjournment. No notice need be given of the first meeting of the Board of Directors after the annual meeting of stockholders or of any other regular meeting of the Board of Directors. Notice of a special meeting of the Board of Directors, specifying the place, date and hour thereof, shall be delivered personally, mailed or telegraphed to each director at his or her address as such address appears on the books of the Corporation at least two business days (Saturdays, Sundays and legal holidays not being considered business days for the purpose of these By-Laws) before the date of such meeting. Whenever notice is required to be given under any provision of the Certificate of Incorporation or these By-Laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a special meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the directors or any committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these By-Laws. A majority of the directors present whether or not a quorum is present, may adjourn any meeting to another time and place. Notice need not be given of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the original meeting.

     Section E. Quorum; Voting. A majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section F. Participation by Telephone. Members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     Section G. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceeding of the Board of Directors or of such committee.

     Section H. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed by the officers on all papers which may require it, but no such committee shall have the power or authority in reference to (a) amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of the assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series); (b) adopting an agreement of merger or consolidation; (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets; (d) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or (e) amending these By-Laws and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another director to act at the meeting in the place of such absent or disqualified member.

     Section I. Removal; Resignation. Any director or the entire Board of Directors may be removed with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Any director may resign at any time, upon written notice to the Corporation.

     Section J. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of directors then in office, although less than a quorum, or by a sole remaining director. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided above in the filling of other vacancies. A director elected to fill a vacancy shall hold office for the unexpired term of his or her predecessor and until his successor is elected and qualified.

     Section K. Compensation. The Board of Directors may fix the compensation of directors.

                                  ARTICLE III.

                                    OFFICERS

     Section A. Election; Qualifications. At the first meeting of the Board of Directors and as soon as practicable after each annual meeting of stockholders, the Board of Directors shall elect or appoint a Chairman and Chief Executive Officer, a President, one or more Vice-Presidents, a Secretary and a Treasurer, and may elect or appoint at such time or from time to time such additional officers as it deems advisable. No officer need be a director of the Corporation. Any number of offices may be held by the same person, except that there shall always be two persons who hold offices which entitle them to sign instruments and stock certificates.

     Section B. Term of Office; Vacancies. Each officer shall hold office until the election and qualification of his or her successor or until his or her earlier death, resignation or removal. Any vacancy occurring in any office, whether because of death, resignation or removal, with or without cause, or otherwise, shall be filled by the Board of Directors.

     Section C. Removal; Resignation. Any officer may be removed from office at any time with or without cause by the Board of Directors. Any officer may resign his or her office at any time upon written notice to the Corporation.

     Section D. Powers and Duties of Chairman. The Chairman shall be the chief executive officer of the Corporation, and shall have general supervisory authority over the strategic direction and employees of the Corporation. The Chairman shall preside at all meetings of the stockholders and the Board of Directors.

     Section E. Powers and Duties of the President. The President shall be the chief operating officer of the Corporation and shall have the general charge and supervision of its business affairs. The President shall from time to time make such reports concerning the Corporation as the Chairman or the Board of Directors of the Corporation may require. The President shall have other powers and perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

     Section F. Powers and Duties of the Vice-Presidents. Each of the Vice-Presidents shall be given such titles and designations and shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors.

     Section G. Powers and Duties of the Secretary. The Secretary shall record and keep the minutes of all meetings of the stockholders and of the Board of Directors in a book to be kept for that purpose. The Secretary shall attend to the giving and serving of all notices by the Corporation. The Secretary shall be the custodian of, and shall make or cause to be made the proper entries in, the minute book of the Corporation and such other books and records as the Board of Directors may direct. The Secretary shall be the custodian of the corporate seal of the Corporation and shall affix or cause to be affixed such seal to such contracts and other instruments as the Board of Directors may direct. The Secretary shall have such other powers and shall perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

     Section H. Powers and Duties of the Treasurer. The Treasurer shall be the custodian of all funds and securities of the Corporation. Whenever required by the Board of Directors, the Treasurer shall render a statement of the Corporation's cash and other accounts, and shall cause to be entered regularly in the proper books and records of the Corporation to be kept for such purpose full and accurate accounts of the Corporation's receipts and disbursements. The Treasurer shall at all reasonable times exhibit the Corporation's books and accounts to any director of the Corporation upon application at the principal office of the Corporation during business hours. The Treasurer shall have such other powers and shall perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

     Section I. Delegation. In the event of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may at any time or from time to time delegate all or any part of the powers or duties of any officer to any other officer or officers or to any director or directors.

                                  ARTICLE IV.

                                     STOCK

     The shares of the Corporation shall be represented by certificates signed by the President or any Vice-President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any of or all the signatures on the certificate may be a facsimile.

                                   ARTICLE V.

                             EXECUTION OF DOCUMENTS

     All contracts, agreements, instruments, bills payable, notes, checks, drafts, warrants or other obligations of the Corporation shall be made in the name of the Corporation and shall be signed by such officer or officers as the Board of Directors may from time to time designate.

                                  ARTICLE VI.

                                      SEAL

     The seal of the Corporation shall contain the name of the Corporation, the words "Corporate Seal", the year of its organization and the word "Delaware".

                                  ARTICLE VII.

                                INDEMNIFICATION

     Section A. Indemnification. The Corporation hereby agrees to hold harmless and indemnify any of its officers, directors, employees or agents from and against, and to reimburse such persons for: any and all judgments, fines, liabilities, amounts paid in settlement and expenses, including attorneys' fees, incurred directly or indirectly as a result of or in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (an "Action"), including Actions by or in the right of the Corporation or any other corporation or entity ("Other Entity") for which such person served in any capacity at the request of the Corporation, to which such person is, was or at any time becomes a party, or is threatened to be made a party by reason of the fact that such person is, was or at any time becomes a director, officer, employee or agent of the Corporation or Other Entity; provided, however, that (i) indemnification shall be paid pursuant to this Article VII if and only if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; and (ii) no indemnification shall be payable pursuant to this Article VII if a court having jurisdiction in the matter shall determine that such indemnification is not lawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section B. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period such person shall serve as a director, officer, employee or agent of the Corporation and shall continue thereafter so long as such person shall be subject to any possible Action by reason of the fact that such person was a director or officer of the Corporation or served at the request of the Corporation in any capacity for an Other Entity.

     Section C. Advancement and Repayment of Expenses. Expenses incurred by an officer, director, employee or agent in defending any Action, shall be paid by the Corporation in advance of the final disposition thereof, other than those expenses for which such director or officer is not entitled to indemnification pursuant to the proviso to, or the last sentence of, Section 1 of this Article
VII. The Corporation shall make such payments upon receipt of (i) a written request made by such person for payment of such expenses, (ii) an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized herein and (iii) evidence satisfactory to the Corporation as to the amount of such expenses.

     Section D. Authorization. Any indemnification under this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 of this Article VII. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

     Section E. Notification and Defense of Claim. Promptly after receipt by a person seeking indemnification pursuant to this Article VII of notice of the commencement of any action, suit or proceeding, such person will, if a claim in respect thereof is to be made against the Corporation under this Article VII, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to such person otherwise than under this Article VII. With respect to any such action, suit or proceeding as to which such person notifies the Corporation of the commencement thereof:

          1. The Corporation will be entitled to participate therein at its own expense; and,

          2. Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the person to be indemnified. After notice from the Corporation to the person to be indemnified of its election so to assume the defense thereof, the Corporation will not be liable to such person under this Article VII for any legal or other expenses subsequently incurred by such person in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The person to be indemnified shall have the right to employ his or her own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless (i) the employment of counsel by such person has been authorized by the Corporation in connection with the defense of such action, (ii) such person shall have reasonably concluded that there may be a conflict of interest between the Corporation and such person in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for such person shall be borne by the Corporation (it being understood, however, that the Corporation shall not be liable for the expenses of more than one counsel for such person in connection with any action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which such person shall have made the conclusion provided for in (ii) above.

          3. The Corporation shall not be liable to indemnify any person seeking indemnification under this Article VII for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on the person to be indemnified without such person's written consent. Neither the Corporation nor any such person will unreasonably withhold their consent to any proposed settlement.

     Section F. Nonexclusivity. The indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the General Corporation Law of the State of Delaware, the Corporation's Certificate of Incorporation, as amended, the Corporation's By-Laws, as now in effect or as hereafter amended, any agreement, any vote of stockholders or directors, any applicable law, or otherwise.

     Section G. Indemnification of Other Expenses. In the event any person seeking indemnification hereunder is required to bring any action to enforce rights or to collect monies due under this Article VII and is successful in such action, the Corporation shall reimburse such person for all costs and expenses, including attorney's fees, incurred by such person in connection with such action.

                                  ARTICLE VII.

                              AMENDMENT OF BY-LAWS

     These By-Laws may be amended or repealed, and any new By-Law may be adopted, by the stockholders entitled to vote or by the Board of Directors.

                             ARIS INDUSTRIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

                                 JUNE 17, 1999

     The Undersigned hereby appoints Arnold H. Simon and David Fidlon, and each of them, proxies for the undersigned, with full power of substitution, to appear and vote all the shares of stock of Aris Industries, Inc., a New York corporation (the "Company") which the undersigned would be entitled to vote if personally present, and otherwise act with the same force and effect as the undersigned, at the Annual Meeting of Stockholders of the Company to be held on June 17, 1999 at 10:00 a.m. and at any adjournments or postponements thereof, and to take action on the proposals set forth below and any other business that may lawfully come before the meeting. Unless a contrary direction is indicated, this proxy will be voted "FOR" the proposals set forth below. If specific instructions are indicated, this proxy will be voted in accordance therewith. In his discretion, each proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors does not presently know of any other matters coming before the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS SET FORTH BELOW. THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby revokes any proxies heretofore given to vote or act in respect of any shares of Stock of the Company and acknowledges receipt of the Notice of Annual Meeting of Shareholders. This proxy is revocable; however, it will remain valid until canceled by a writing delivered to the Secretary of Aris Industries, Inc. The shares represented by this proxy will be voted as directed by the Stockholder herein. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH BELOW.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                                     SEE REVERSE
                                                                            SIDE


[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

--------------------------------------------------------------------------------

                                        WITHHELD
                                        FROM ALL
                   FOR ALL NOMINEES     NOMINEES
1. Election of           [ ]               [ ]       NOMINEES: Arnie Simon,
   Directors                                                   David Fidlon,
                                                               Robert A. Katz,
INSTRUCTIONS: Proxies not marked to withhold                   Debra Simon,
authority will be voted for the election of                    Howard Schneider,
all nominees whose names are not written on                    Mark S. Weiner
the line below.


               -------------------------------------------------
                    For all nominees except as noted above.

2. Approval of the amendment of the Aris Industries, Inc. 1993 stock incentive plan to increase the maximum shares reserved for grants and awards under such plan from 3,500,000 to 7,000,000 shares. Proxies not marked will be voted for the proposal to amend the 1993 stock incentive plan.

   FOR [ ]     AGAINST [ ]    ABSTAIN [ ]

3. Approval of an amendment of the Company's certificate of incorporation to increase the number of shares of common stock authorized to 100,000,000.

   FOR [ ]     AGAINST [ ]    ABSTAIN [ ]

4. Approval of the reincorporation of the Company to Delaware and to change its name to Lifestyle Apparel Group, Ltd.

   FOR [ ]     AGAINST [ ]    ABSTAIN [ ]

5. In the discretion of the proxies, upon all other matters coming before the meeting.



SIGNATURE(S)____________________________________  DATED:_______________, 1999

IMPORTANT: Signatures should correspond exactly with the name(s) as they appear on the stock record books of the Company. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.